      As filed with the Securities and Exchange Commission on June 23, 2003
                                                   File Nos. 333-_____; 811-____
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
                         Pre-Effective Amendment No. / /
                        Post-Effective Amendment No. / /

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1940 /X/
                                  Amendment No.

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

                            301 E. Colorado Boulevard
                           Pasadena, California 91101
     Address of Principal Executive Offices (Number, Street, City, State and
                                    Zip Code)

                                 (626) 795-7300
               Registrant's Telephone Number, including Area Code

                                   ----------

                               Robert M. Ettinger
                            301 E. Colorado Boulevard
                                    Suite 720
                               Pasadena, CA 91101
    Name and Address (Number, Street, City, State and Zip Code) of Agent for
                                     Service

                                 WITH COPIES TO:
                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019
                                 (212) 728-8000
                                   ----------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box / /

It is proposed that this filing will become effective (check appropriate box):

/ / when declared effective pursuant to Section 8(c) of the Securities Act of 1933.

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previous filed registrations statement.

/ / This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ____.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                              PROPOSED MAXIMUM      PROPOSED MAXIMUM         AMOUNT OF
                                             AMOUNT BEING    OFFERING PRICE PER    AGGREGATE OFFERING    REGISTRATION FEE
TITLE OF SECURITIES BEING REGISTERED          REGISTERED           UNIT                PRICE (1)               (2)


Common Stock, $0.01 par value per         40,000 Shares           $  25.00           1,000,000            $  80.90
share

(1)  Estimated solely for purposes of calculating the registration fee.
(2)  Transmitted prior to filing.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

THE UNDERSIGNED REGISTRANT HEREBY UNDERTAKES THAT: (1) FOR PURPOSES OF DETERMINING ANY LIABILITY UNDER THE SECURITIES ACT OF 1933, THE INFORMATION OMITTED FROM THE FORM OF PROSPECTUS FILES AS PART OF THE REGISTRATION STATEMENT IN RELIANCE UPON THE PROSPECTUS FILED BY THE REGISTRANT PURSUANT TO RULE 424(b)(1) OR (4) OR 497(h) UNDER THE SECURITIES ACT SHALL BE DEEMED TO BE PART OF THIS REGISTRATION STATEMENT AS OF THE TIME IT WAS DECLARED EFFECTIVE; (2) FOR THE PURPOSE OF DETERMINING ANY LIABILITY UNDER THE SECURITIES ACT OF 1933, EACH POST-EFFECTIVE AMENDMENT THAT CONTAINS A FORM OF PROSPECTUS SHALL BE DEEMED TO BE A NEW REGISTRATION STATEMENT RELATING TO THE SECURITIES OFFERED THEREIN, AND THE OFFERING OF SUCH SECURITIES AT THAT TIME SHALL BE DEEMED TO BE THE INITIAL BONA FIDE OFFERING THEREOF.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.



                              SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED JUNE 23, 2003

PROSPECTUS

            ** GRAPHIC **                                  ** GRAPHIC **

                               ___________ SHARES
                    FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN
                                FUND INCORPORATED
                                  COMMON STOCK
                                $25.00 PER SHARE

INVESTMENT OBJECTIVE. Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the "Fund") is a newly organized, closed-end, diversified management investment company.

The Fund's primary investment objective is high current income for holders of its Common Stock. The Fund's secondary investment objective is capital appreciation. At least 80% of the Fund's total assets will be invested in a diversified portfolio of preferred securities and other income-producing securities, consisting of various debt securities. The portion of the Fund's assets invested in preferred securities, on the one hand, and debt securities, on the other, will vary from time to time consistent with the Fund's investment objectives, although the Fund will normally invest at least 50% of its total assets in preferred securities. At least 80% of the Fund's holdings of preferred and debt securities will be investment grade quality at the time of purchase. Up to 20% of the Fund's total assets may be invested in securities rated below investment grade (which securities must be rated at least either Ba3 or BB- at the time of purchase), provided the issuer has investment grade senior debt outstanding. The Fund's investment adviser intends to pursue strategies that include, among other things, hedging, which are generally intended to result in the Fund's income increasing in response to significant increases in interest rates while being relatively resistant to the impact of declines in interest rates.

NO PRIOR HISTORY. Prior to this offering, there has been no public market for the Common Stock. The Common Stock has been accepted for listing on the New York Stock Exchange, subject to notice of issuance, under the trading symbol of "___." Shares of closed-end funds frequently trade at a discount from their net asset value and initial offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of a closed-end investment company soon after the completion of an initial public offering of the company's shares.

AN INVESTMENT IN THE FUND'S COMMON STOCK INVOLVES CERTAIN RISKS AND SPECIAL CONSIDERATIONS. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS." THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES.

                                                 PER SHARE            TOTAL
Public offering price                            $   25.00              $
Sales load(1)                                    $   1.125              $
Estimated offering expenses(2)                   $     .05              $
Proceeds to the Fund                             $  23.825              $

(1) For a description of other compensation paid to ___________, see "Underwriting."

(2) In addition to the sales load, the Fund will pay offering expenses, which are estimated to total $ _______ and which will reduce the "Proceeds to the Fund" (above). The Fund's investment adviser has agreed to pay all organizational expenses of the Fund. The investment adviser has also agreed to pay those offering costs of the Fund (other than the sales load) that exceed $0.05 per share of Common Stock.

The underwriters may also purchase up to an additional ________ shares of Common Stock at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover over-allotments.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The shares of Common Stock will be ready for delivery on or about August ___, 2003.

                               ___________________

                 The date of this prospectus is ________, 2003.

INVESTMENT ADVISER. Flaherty & Crumrine Incorporated (the "Adviser") acts as investment adviser to the Fund. The Fund's address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101, and the Fund's telephone number is (626) 795-7300.

LEVERAGE. Within three months after the completion of the offering of Common Stock described in this prospectus, the Fund intends, subject to then favorable market conditions, to offer shares of auction rate preferred stock representing up to approximately __% of the Fund's capital immediately following the issuance of such shares. The issuance of these shares, which would be senior to the Common Stock, will result in the financial leveraging of the Common Stock. Whether to offer shares of auction rate preferred stock and, if offered, the terms of such shares and the timing and other terms of their offering will be determined by the Fund's Board of Directors. The Fund anticipates that shares of auction rate preferred stock will pay dividends based on short-term rates, and that the net return on the Fund's portfolio, including the proceeds of the preferred stock offering, will exceed the dividend rate on such shares. Through leveraging, the Fund will seek to obtain a higher return for holders of Common Stock than if the Fund did not use leverage. Leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Stock. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Special Leverage Considerations" and "Description of Capital Stock."

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Stock, and retain it for future reference. You may request a free copy of any additional information that the Fund has filed with the Securities and Exchange Commission, by calling 800-345-7999 or by writing to the Fund, or obtain the information from the Securities and Exchange Commission's web site (http://www.sec.gov).

The Fund's Common Stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                TABLE OF CONTENTS

                                                                             PAGE
Prospectus Summary                                                             4
Summary of Fund Expenses                                                      16
The Fund                                                                      17
Use of Proceeds                                                               17
Investment Objectives and Policies                                            17
Risk Factors and Special Considerations                                       39
Special Leverage Considerations                                               43
Investment Restrictions                                                       46
Management of the Fund                                                        48
Portfolio Transactions                                                        55
Dividends and Distributions                                                   56
Net Asset Value                                                               57
Description of Capital Stock                                                  57
Taxation                                                                      61
Repurchase of Common Stock and Tender Offers; Conversion to Open-End Fund     66
Certain Provisions of the Articles of Incorporation                           68
Custodian, Transfer Agent, Dividend-Paying Agent and Registrar                69
Underwriting                                                                  70
Performance Related and Comparative Information                               72
Legal Matters                                                                 73
Reports to Shareholders                                                       73
Experts                                                                       73
Report of Independent Accountants                                             74
Statement of Assets and Liabilities                                           75
APPENDIX A                                                                   A-1

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT INFORMATION OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

Until ________, 2003 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROSPECTUS. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. YOU SHOULD READ THIS ENTIRE PROSPECTUS CAREFULLY, INCLUDING THE RISK FACTORS, TO UNDERSTAND THE OFFERING OF THE SHARES OF COMMON STOCK FULLY. THE FOLLOWING INFORMATION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS AND APPENDIX A HERETO.

THE FUND Flaherty & Crumrine/Claymore Total Return Fund Incorporated is a newly organized, diversified, closed-end management investment company. See "The Fund."

THE OFFERING                 The Fund is offering ________ shares of Common
                             Stock through a group of underwriters led by __________________. You must purchase at least 100 shares of Common Stock. The underwriters have been granted an option to purchase up to ________ additional shares of Common Stock to cover over-allotments. The initial public offering price is $25.00 per share. The Fund's investment adviser has agreed to pay all organizational expenses of the Fund. The investment adviser has also agreed to pay those offering costs (other than the sales load) that exceed $0.05 per share of Common Stock
                             (the "Reimbursement Cap"). See "Underwriting."

LISTING AND SYMBOL           The Fund's Common Stock has been approved for
                             listing on the New York Stock Exchange upon notice of issuance under the symbol "___."

INVESTMENT OBJECTIVES        OBJECTIVES.  The Fund's primary investment
AND POLICIES                 objective is high current income for holders of its
                             Common Stock. The Fund's secondary investment objective is capital appreciation. The Fund's investment adviser intends to pursue strategies that it expects generally to result in the Fund's income increasing in response to significant increases in interest rates while being relatively resistant to the impact of declines in interest rates. This strategy involves hedging strategies and is described more fully below.

                             In seeking its objectives, the Fund normally will invest at least 80% of its total assets in a diversified portfolio of preferred securities and other income-producing securities, consisting of various debt securities, some or all of which are expected to be hedged. The Fund may also invest up to 15% of its total assets in common stocks. The portions of the Fund's assets invested in various types of preferred, debt or common stock may vary from time to time depending on market conditions, although the Fund will normally invest at least 50% of its total assets in preferred securities. The portion of securities that the Fund will hedge, as well as the types of hedge positions utilized, may also vary significantly from time to time.

                             The Adviser attempts to identify, through independent credit analysis, analysis of security terms and structure, and market supply/demand imbalances, those preferred and debt securities that provide opportunities for capital appreciation. This analysis may include the position of the security in the issuer's capital structure, as well as the Adviser's outlook for particular industries, sectors and the U.S. economy and preferred and debt markets generally. In addition, there have been numerous instances in the past when, for periods of time, the various sectors of the preferred security or debt security asset classes have moved independently of one another, eventually restoring more traditional relationships. The Adviser believes it is well positioned to possibly take advantage of such inefficiencies and pricing anomalies in the preferred securities and debt securities markets in an attempt to enhance investment performance.

                             In pursuing its investment objectives, the Adviser anticipates that it will actively reposition the Fund's portfolio holdings both "horizontally" among issuers and obligors as well as "vertically" among a particular issuer's preferred and debt securities or credit derivatives thereon. As a result, the techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover.

                             CREDIT QUALITY. At least 80% of the preferred and debt securities that the Fund will acquire will be rated investment grade (at least "Baa3" by Moody's Investors Services, Inc. ("Moody's") or "BBB-" by Standard & Poor's Corporation ("S&P")) at the time of investment or will be preferred and debt securities of issuers of investment grade senior debt, which securities are rated, at the time of investment, at least either "Ba3" by Moody's or "BB-" by S&P (or in the case of credit derivatives where the Fund has "sold" credit protection
                             (see "Hedging Strategies" below), refer to an underlying issuer or obligor so rated). In addition, the Fund may invest in unrated issues that the Fund's investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

                             The Fund will limit to 20% of its total assets its holdings of securities rated below investment grade (which securities must be rated at least either "Ba3" by Moody's or "BB-" by S&P) at the time of purchase or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer (or, in the case of credit derivatives where the Fund has "sold" credit protection (see "Hedging Strategies" below), refer to an underlying issuer or obligor) having a class of senior debt outstanding that is rated investment grade.

                             The Fund will not enter into a credit derivative transaction with a counterparty that is rated below investment grade.

                             HEDGING STRATEGIES. The Fund currently anticipates hedging some or all of the general interest rate exposure inherent in its holdings of preferred and debt securities. The response of the Fund's income to changes in interest rates will be impacted by the effectiveness of its hedging strategies. Under current market conditions, this hedging would be accomplished principally by one or more of the following strategies: (1) purchasing put options (called a "long position in a put option") on Treasury Bond and/or Treasury Note futures contracts, (2) entering into futures contracts to sell Treasury Bonds and/or Treasury Notes (called a "short position in a futures contract"), (3) entering into interest rate swap agreements as a "fixed rate payer," and/or (4) purchasing options to enter into interest rate swap agreements as a "fixed rate payer" (called a "pay fixed swaption").

                             The interest rate hedging positions that the Fund currently expects to hold normally appreciate in value when interest rates rise significantly, reflecting either the expected rise in yields of Treasury securities or interest rate swap yields, as applicable, and the associated decline in the prices of underlying Treasury securities or decreased net market value of an obligation to pay a fixed income stream in a higher interest rate environment.

                             In managing credit risk and, in certain instances, to increase total return, the Fund may utilize credit derivatives in one of two ways. It may either "buy" credit protection, in which case, it would attempt to mitigate the risk of default or credit quality deterioration in all or a portion of its underlying portfolio of preferred and debt securities or in one or more individual holdings. This use of credit derivatives is similar in key respects to what is typically called a "fair value hedge". Alternatively, the Fund may "sell" credit protection, in which case the Fund would use credit derivatives in an attempt to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. This is analogous to what is often referred to in futures and options markets as an "anticipatory hedge". The Fund will only "sell" credit protection with respect to securities in which it would be authorized to invest directly.

                             When the Fund is a buyer of credit protection, the fair market value of its interest in such derivatives will be collateralized with high quality, liquid securities in accordance with industry practice. When the Fund buys credit protection, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will each be treated as an issuer for purposes of complying with the Fund's issuer diversification and industry concentration guidelines, absent regulatory guidance to the contrary. The Fund's investments in credit derivatives as a buyer of credit protection will not exceed [__]% of the Fund's total assets.

                             In those instances where the Fund uses credit derivatives as a seller of credit protection, the Fund will separately segregate with its custodian high quality, liquid investments having a value, at all times, through exercise at least equal to the Fund's potential payment obligation under the credit derivatives to which it is a party.
                             When the Fund is a seller of credit protection, it may be required to collateralize its obligation to the counterparty.

                             The Fund expects to use gains, if any, on its hedging instruments to purchase additional preferred and debt securities, potentially increasing dividends available to the Fund's Common Shareholders.

                             The response of the Fund's income to changes in interest rates or credit spreads will be impacted by the effectiveness of its hedging strategies. There are economic costs of hedging reflected in the pricing of futures, interest rate swaps, options and swaptions contracts and credit derivatives which can be significant, such as when long-term interest rates are substantially above short-term interest rates, as is the case at present, or when credit spreads are wide and the Fund buys credit protection. For a more detailed discussion of futures transactions, interest rate swaps, and related options, and the risks associated with investing in those instruments, see "Investment Objectives and Policies--Investment Techniques--Futures Contracts and Options on Futures Contracts" and "Interest Rate and Credit Swaps and Options Thereon ("Swaptions")," and "Credit Derivatives."

                             PREFERRED SECURITIES. Preferred securities include
                             (i) "hybrid" or taxable preferred securities and
                             (ii) traditional preferred/preference stock whose dividends qualify for the inter-corporate dividends received deduction ("DRD") that meet certain criteria (as described below). Most of these traditional preferred securities pay Qualified Dividend Income ("QDI"), which is eligible for lower individual tax rates under the Jobs and Growth Tax Act of 2003. The preferred securities in which the Fund invests consist principally of fixed rate and adjustable rate securities, some or all of which are expected to be hedged against changes in the general level of interest rates. Preferred securities include securities that are commonly known as MIPs, QUIPS, TOPrS, TrUPS, QUIBS, QUIDS, CorTS, Trust Preferred Securities or capital securities. See "Investment Objectives and Policies--Portfolio Investments."

                             DEBT SECURITIES. Debt securities in which the Fund may invest include bonds, debentures, notes and other debt securities of corporate and other issuers, including convertible securities, commercial paper and zero coupon bonds. Debt securities held by the Fund may vary in maturity and the average portfolio duration of the Fund's holdings of debt securities can vary from time to time depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to interest rates. Some or all of the debt securities held by the Fund are expected to be hedged against changes in the general level of interest rates.

                             INDUSTRY DIVERSIFICATION. Under normal market conditions,

                             - The Fund intends to invest 25% or more of its total assets in securities of companies in the utilities industry.

                             - The Fund intends to invest 25% or more of its total assets in securities of companies in the banking industry.

                             The Fund's holdings of securities of companies in any industry other than the utilities industry or the banking industry will at all times be less than 25% of the Fund's total assets. Consistent with the limitations described above, the proportion of the Fund's assets invested in the utilities, banking and other industries may vary from time to time, depending on market conditions.

                             CONVERTIBLE SECURITIES AND COMMON STOCK. Certain preferred securities and debt securities are convertible into the common stock of the associated issuer. To the extent that such securities, because of their terms and market conditions, trade in close relationship to the underlying common stock of the issuer, they will be subject to the limit of 15% of total assets, under normal market conditions, that also applies to common stocks. Otherwise, such convertible preferred and debt securities will be treated by the Fund in the same manner as non-convertible securities.

                             See "Investment Objectives and Policies" and
                             Appendix A to this prospectus.

                             FOREIGN SECURITIES. The Fund will invest primarily in the securities of U.S. issuers. However, the Fund may invest up to __% of total assets in the securities other than money market securities of companies organized outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

INVESTMENT ADVISER AND       Flaherty & Crumrine Incorporated (the "Adviser"), a
SERVICING AGENT              registered investment adviser, acts as the Fund's
                             investment adviser. The Adviser has been active in the management of portfolios of preferred securities, including related interest rate hedging activities, since 1983. The Adviser had aggregate assets under management, as of May 31, 2003
                             (excluding the net assets of the Fund), equal to approximately $2.6 billion.

                             Claymore Securities, Inc. (the "Servicing Agent"), a registered broker-dealer, acts as shareholder servicing agent to the Fund.

                             The Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders; maintaining contact with brokers whose clients hold or may be interested in acquiring Fund shares; replying to information requests from shareholders or potential investors; aiding in secondary market support through regular communications with the Fund's New York Stock Exchange specialist and the closed-end fund analyst community; and other services.

                             The Fund pays the Adviser a monthly fee for its advisory services equal to an annual rate of _____% on the first $___ million of the Fund's average weekly total managed assets, which is reduced to ____% on the next $___ million of the Fund's average weekly total managed assets and ___% on the Fund's average weekly total managed assets above $___ million.

                             The Fund pays the Servicing Agent a monthly fee for its servicing functions equal to an annual rate of _____% on the first $___ million of the Fund's average weekly total managed assets, ____% on the next $___ million of the Fund's average weekly total managed assets and ____% on the Fund's average weekly total managed assets above $___ million. Total managed assets means the total assets of the Fund (including any assets attributable to any Fund Preferred Shares (as defined below) that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). For purposes of determining total managed assets, the liquidation preference amount of the Fund Preferred Shares is not treated as a liability. See "Management of the Fund--Investment Adviser."

ADMINISTRATOR                PFPC, Inc., a member of PNC Financial Services
                             Group, Inc., serves as the Fund's administrator
                             (the "Administrator"). The Administrator calculates the net asset value of the Fund's shares of Common
                             Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for the Administrator's services, the Fund pays the Administrator a monthly fee at an annual rate of ____% of the first $200 million of the Fund's average weekly total managed assets, declining thereafter at higher asset levels. The
                             Administrator also serves as the Fund's Common
                             Stock servicing agent (transfer agent),
                             dividend-paying agent and registrar and, as compensation for the Administrator's services as such, the Fund pays the Administrator a monthly fee at an annual rate of ____% on the first $150 million of the Fund's average weekly net assets attributable to the Common Stock, declining thereafter at higher asset levels, plus certain out-of-pocket expenses.

PROPOSED OFFERING OF SHARES  Subject to market conditions and the Fund's receipt
OF AUCTION RATE PREFERRED    of "___" and "___" credit ratings on the Fund
STOCK                        Preferred Shares (as defined below), within three
                             months after the completion of this offering, the Fund intends, subject to then favorable market conditions, to offer shares of auction rate preferred stock in one or more series ("Fund
                             Preferred Shares") representing up to approximately
                             __% of the Fund's capital after their issuance. The issuance of Fund Preferred Shares will leverage common shareholders' investment in the shares of Common Stock.

                             The fees and expenses incident to the offering and issuance of Fund Preferred Shares will be recorded as a reduction of capital of the Fund attributable to the Common Stock. See "The Fund" and "Special Leverage Considerations."

LEVERAGE CONSIDERATIONS      The Fund anticipates that, while the Fund will pay
                             dividends on its Fund Preferred Shares based on short-term interest rates, the net return on the Fund's portfolio will exceed the dividend rate on the Fund Preferred Shares. Of course, no assurance can be given that the issuance of Fund Preferred
                             Shares will result in a higher net return to Common
                             Stock shareholders. So long as the Fund is able to invest the proceeds of the Fund Preferred Share offering in securities that provide a higher net return than a rate of return based on the then current dividends paid on the Fund Preferred Shares outstanding (after taking into account the expenses of the Fund Preferred Shares offering and the Fund's operating expenses), the effect of leverage will be to cause the Common Stock shareholders to realize a higher current rate of return than if the Fund were not leveraged. If the current dividend rate on the Fund Preferred Shares outstanding were to approach the net return on the Fund's investment portfolio after expenses, however, the benefit of leverage to the Common Stock shareholders would be reduced. Moreover, if the current dividend rate on the Fund Preferred Shares outstanding were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to the Common Stock shareholders. See "Description of Capital
                             Stock--Fund Preferred Shares."

RATING AGENCY GUIDELINES     In connection with the anticipated issuance of Fund
                             Preferred Shares, the Fund's investments will be

AND ASSET COVERAGE           subject to certain investment guidelines and
REQUIREMENTS                 certain minimum asset and dividend coverage and
                             liquidity requirements established by the rating agencies rating the Fund Preferred Shares. Provided that the Fund complies with these guidelines, it is expected that the Fund Preferred Shares will be rated "___" and "___", as applicable, by at least two rating agencies. In addition, in order to pay dividends on the Common Stock, the Fund will be required by the 1940 Act to meet minimum asset coverage requirements. See "Investment Objectives and Policies--Rating Agency Guidelines and Asset
                             Coverage Requirements."

DIVIDENDS AND DISTRIBUTIONS  The Fund expects to distribute through the year, primarily in the form of regular monthly distributions, substantially all (on an annual basis) of its net investment income (that is, income other than net realized long-term and short-term capital gains) and its net realized short-term capital gains, if any. Distributions to Common Stock shareholders are expected to be declared approximately 45 days and paid approximately 60 to 90 days, after the completion of the offering of shares of Common Stock. If the Fund Preferred Shares are issued, the Internal Revenue Service will require the Fund to allocate particular types of income received by it for any taxable year between shares of Common Stock and the Fund Preferred Shares outstanding in proportion to the total amount of distributions paid to each such class of shares for such taxable year. Realized long term capital gains, if any, are expected to be distributed annually. Investors should note that the portion of the Fund's income that qualifies for the DRD and QDI will vary and, at times, may not be significant. In addition, Fund distributions will retain the tax haracteristics of the underlying dividends received from the Fund's investments. Thus, Fund distributions that derive from dividends paid by corporations out of previously taxed corporate income will be characterized as QDI for individual shareholders and will be eligible for the DRD for corporate shareholders, subject to the Fund meeting certain investment holding period requirements. Fund distributions that derive from interest on debt securities and dividends on "hybrid" or taxable preferred securities are generally fully taxable to shareholders. The Fund intends to take tax benefits to shareholders into account when determining to what extent to invest in debt securities, different types of preferred securities and common equities. See "Taxation."

DIVIDEND REINVESTMENT AND    Under the Fund's Dividend Reinvestment and Cash
CASH PURCHASE PLAN           Purchase Plan, a Common Stock shareholder whose
                             shares are registered in his or her own name will have all dividends or distributions with respect to his or her shares of Common Stock reinvested automatically in additional shares of the Fund's
                             Common Stock, unless the shareholder elects to receive distributions in cash.

                             In addition, a Common Stock shareholder whose shares are held in the name of a broker/dealer or nominee will have all distributions reinvested automatically by the broker/dealer or nominee in additional shares of Common Stock under the plan unless the shareholder elects to receive distributions in cash. A Common Stock shareholder whose shares are held in the name of a broker/dealer or nominee should contact his or her respective broker/dealer or nominee for details. See "Description of Capital Stock--Dividend Reinvestment and Cash Purchase Plan" and "Taxation."

RISK FACTORS AND SPECIAL     Risk is inherent in all investing. Investing in any
CONSIDERATIONS               investment company security involves risk,
                             including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in shares of the Fund's Common Stock:

                             INTEREST RATE RISK. Changes in the level of interest rates are expected to affect the value of the Fund's portfolio holdings of fixed rate securities and, under certain circumstances, its holdings of adjustable rate securities. Subject to certain limitations described herein, the Fund currently anticipates hedging, from time to time, some or all of its holdings of fixed rate and adjustable rate securities, for the purposes of (1) protecting against declines in value attributable to significant increases in interest rates in general and (2) providing increased income in the event of significant increases in interest rates while maintaining the Fund's relative resistance to a reduction in income in the event of declines in interest rates. There can be no guarantee that such hedging strategies will be successful. Significant changes in the interest rate environment, as well as other factors, may cause the Fund's holdings of preferred and debt securities to be redeemed by the issuers, thereby reducing the Fund's holdings of higher income-paying securities at a time when the Fund may be unable to acquire other securities paying comparable income rates with the redemption proceeds. In addition to fluctuations due to changes in interest rates, the value of the Fund's holdings of preferred and debt securities, and, as a result, the Fund's net asset value, may also be affected by other market and credit factors, as well as by actual or anticipated changes in tax laws. See "Investment Objectives and Policies--Risk Factors and Special

                             Considerations."

                             HEDGING STRATEGY RISK. Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere, i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps and options thereon ("swaptions"), and positions in credit derivatives, such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities "against the box." The Fund intends to comply with regulations of the Securities and Exchange Commission (and with the limitations of the Fund's credit rating agencies in connection with the Fund's leverage) involving "covering" or segregating assets in connection with the Fund's use of options, futures and other derivatives contracts. See "Investment Objectives and Policies--Investment Techniques."

                             CREDIT RISK. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund's portfolio, the value of those obligations could decline, which could jeopardize the rating agencies' ratings of Fund Preferred Shares. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because the primary source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund's ability to pay dividends on Common Stock. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations or the value of credit derivatives if the Fund has sold credit protection.

                             LIQUIDITY RISK. The Fund intends to invest in securities and derivatives contracts with varying degrees of market liquidity. Preferred securities may be substantially less liquid than many other securities such as Government Securities, corporate debt, or common stocks. At any particular time, a preferred security may not be actively traded in the secondary market, even though it may be listed on the New York Stock Exchange or other securities exchange. Many preferred securities currently outstanding are listed on the New York Stock Exchange, although secondary market transactions in preferred securities are frequently effected in the over-the-counter market, even in those preferred securities that are listed. Over-the-counter derivatives contracts, including credit derivatives, also may be substantially less liquid than many other securities such as Government Securities, corporate debt or common stocks. They are not traded on an exchange, may not be actively traded, and are individual contracts between counterparties. The prices of illiquid securities and the market-to-market values of illiquid derivatives contracts may be more volatile than more actively traded securities or derivatives, and the absence of a liquid secondary market may adversely affect the ability of the Fund to buy or sell its preferred securities or derivatives holdings at the times and prices desired and the ability of the Fund to determine its net asset value.

                             LEVERAGE RISK. The Fund's use of leverage through the issuance of Fund Preferred Shares creates an opportunity for increased Common Stock net income, but also creates special risks for Common Stockholders. There is no assurance that the Fund's leveraging strategy will be successful. Risks affecting the Fund's net asset value will be magnified if and when the Fund issues Fund Preferred Shares. If the Fund's current net investment income and capital gains are not sufficient to meet dividend requirements on outstanding Fund Preferred Shares, the Fund may need to liquidate certain of its investments, thereby possibly reducing the net asset value attributable to the Common Stock. In addition, failure to meet required asset coverage requirements for Fund Preferred Shares to satisfy certain guidelines established by the rating agencies may result in mandatory partial or full redemptions of Fund Preferred Shares, which would reduce or eliminate the Fund's leverage and could also adversely affect distributions to holders of the Common Stock. Such redemptions may also cause the Fund to incur additional transaction costs, including costs associated with the sale of portfolio securities.

                             Leverage creates two additional major types of risks for Common Stockholders:

                             - The likelihood of greater volatility of net asset value and market price of Common Stock because changes in the value of the Fund's portfolio are borne entirely by the Common Stockholders; and

                             - The possibility either that Common Stock income will fall if the dividend rate on the Fund Preferred Shares or the interest rate on any borrowings rises, or that Common Stock income will fluctuate because the dividend rate on the Fund Preferred Shares or the interest rate on any borrowings varies.

                             When the Fund is utilizing leverage, the fees paid to the Adviser and other service providers will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets (which include the liquidation preference on any Fund Preferred Shares and the principal amount of any borrowings used for leverage). As a result, the Adviser has a financial incentive for the Fund to issue Fund Preferred Shares or to otherwise incur leverage, which may create a conflict of interest. See "Special Leverage Considerations" and "Description of Capital Stock."

                             INDUSTRY CONCENTRATION RISK. The Fund concentrates its investments in the utilities and banking industries. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. See "Investment Objectives and
                             Policies--Concentration."

                             PREFERRED SECURITIES RISK. In addition to credit risk, investment in preferred securities carries certain risks including:

                             - Deferral Risk--Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds contain provisions that allow an issuer, under certain conditions, to skip (in the case of "noncumulative" preferreds) or defer (in the case of "cumulative" preferreds) dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income.

                             - Redemption Risk--Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

                             - Limited Voting Rights--Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

                             - Subordination--Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

                             - Liquidity--Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

                             DEBT SECURITIES RISK. In addition to credit risk, investment in debt securities carries certain risks including:

                             - Redemption Risk--Debt securities may contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

                             - Limited Voting Rights--Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

                             - Liability--Debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

                             CREDIT DERIVATIVES RISK. In addition to credit risk, investment in credit derivatives carries certain risks including:

                             - Counterparty Risk--Credit derivatives are contracts between a buyer and a seller (the counterparties) of credit protection. While credit derivatives are collateralized, there is risk that a counterparty will fail to make payments due under the terms of the contract at a time when there is insufficient collateral to compensate the Fund for the full value of the contract.

                             - No Voting Rights--Credit derivatives do not provide any voting rights, although the delivery of an underlying reference obligation may provide such rights.

                             - Liquidity--Credit derivatives may be
                             substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stocks.

                             NO PRIOR HISTORY. The Fund is a newly organized, closed-end investment company with no previous operating history.

                             MARKET DISCOUNT RISK. As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. Shares of closed-end investment companies frequently trade at discounts from net asset value, especially shortly after the completion of the initial public offering. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the fund's net asset value may decrease. The Fund cannot predict whether the Common Stock will trade at, above or below net asset value. The risk of purchasing shares of closed-end funds that may trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time after the initial public offering. The Common Stock is designed for long-term investors and should not be treated as a trading vehicle. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Net asset value will be reduced immediately following the initial offering by a sales load and organizational and selling expenses paid by the Fund and immediately following any offering of Fund Preferred Shares by the costs of that offering paid by the Fund. See "Investment Objectives and Policies--Risk Factors and Special Considerations."

                             MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                             LOWER-RATED SECURITIES RISK. The Fund may invest up to 20% of its total assets in its holdings of securities rated below investment grade at the time of purchase or judged to be comparable in quality at the time of purchase. Lower rated preferred or debt securities, or equivalent unrated securities, which are commonly known as "junk bonds," generally involve greater volatility or price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal, dividends and interest on those securities.

                             CONVERSION RISK. Under the Fund's Bylaws, if at any time after the third year following the offering made hereby, shares of the Common Stock publicly trade for a substantial period of time at a significant discount from the Fund's then current net asset value per share, the Board of Directors of the Fund is obligated to consider taking various actions designed to reduce or eliminate the discount, including recommending to shareholders amendments to the Fund's Articles of Incorporation (together with any amendments or supplements thereto, including any articles supplementary, the "Articles" or "Articles of Incorporation") to convert the Fund to an open-end investment company, which would result in the redemption of Fund Preferred Shares then outstanding and the potential subsequent sale of Fund assets during unfavorable market conditions. In addition, the Board may consider taking actions designed to eliminate the discount whenever it deems it to be appropriate. See "Repurchase of Common Stock and Tender Offers; Conversion to Open-End Fund."

                             ANTI-TAKEOVER PROVISIONS. The Fund's Articles of Incorporation and Bylaws include provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund's Board of Directors. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See "Certain Provisions of the Articles of Incorporation."

                             MARKET DISRUPTION. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Stock.

                             INFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates.

                             DEFLATION RISK. Deflation risk is the risk that the Fund's dividends may be reduced in the future as deflation reduces interest rates in general, resulting in higher-yielding assets owned by the Fund being redeemed by their issuers.

                             TAX RISK. Future changes in tax law or regulation could adversely affect the Fund and its portfolio holdings, including their valuation, which could negatively impact the Fund's shareholders and distributions they receive from the Fund. Tax changes can be given retroactive effect.

                             FOREIGN SECURITY RISK. The prices of foreign securities may be affected by factors not present with U.S. securities, including currency exchange rates, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U. S. securities.

STOCK PURCHASES AND TENDERS  The Fund's Board of Directors currently contemplates that the Fund, at least once each year, may consider repurchasing shares of Common Stock in the open market or in private transactions, or tendering for shares, in an attempt to reduce or eliminate a market value discount from net asset value, if one should occur. Upon the issuance of Fund Preferred Shares, the Fund's ability to repurchase shares of, or tender for, its Common Stock may be limited by the asset coverage requirements of the 1940 Act and by asset coverage and other requirements imposed by Moody's as a condition to rating the Fund Preferred Shares. No assurance can be given that the Board of Directors will decide to undertake share repurchases or tenders or, if undertaken, that repurchases and/or tender offers will result in the Fund's Common Stock trading at a price that is close to, equal to or above net asset value. Subject to rating agency limitations, the Fund may borrow to finance repurchases and/or tender offers. See "Repurchase of Common Stock and Tenders Offers; Conversion to Open-End Fund."

CUSTODIAN, TRANSFER AGENT    PFPC Trust Company serves as the Fund's custodian.
AND DIVIDEND-PAYING AGENT    PFPC, Inc. serves as the Fund's transfer agent,
AND REGISTRAR                dividend-paying agent and registrar for the Common
                             Stock. See "Custodian, Transfer Agent and
                             Dividend-Paying Agent and Registrar."

                            SUMMARY OF FUND EXPENSES

The following table assumes the issuance of Fund Preferred Shares in an amount equal to __% of the Fund's capital (after issuance), assumes that the Fund issues approximately ________ shares of Common Stock and shows Fund expenses as a percentage of net assets attributable to shares of Common Stock. Footnote 3 to the table also shows Fund expenses as a percentage of net assets attributable to shares of Common Stock, but assumes that no Fund Preferred Shares are issued or outstanding (such as will be the case prior to the Fund's expected issuance of Fund Preferred Shares).

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)                                   4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)       0.20%
Dividend Reinvestment Plan Fees                                                  None(2)

                                                           PERCENTAGE OF NET
                                                          ASSETS ATTRIBUTABLE
                                                            TO COMMON STOCK
                                                             (ASSUMING THE
                                                            ISSUANCE OF FUND
                                                          PREFERRED SHARES)(3)
ANNUAL EXPENSES
Investment Advisory Fees                                          %(4)
Other Expenses                                                    %(5)
Total Annual Fund Operating Expenses                              %(1)

(1) The Adviser has agreed to pay all the Fund's organizational expenses. The Adviser has also agreed to pay those offering costs of the Fund (other than the sales load) that exceed $0.05 per share of Common Stock (0.20% of the offering price). The offering costs to be paid by the Fund are not included in the expenses shown in the table. Offering costs borne by Common Stockholders will result in a reduction of capital of the Fund attributable to the Common Stock.

(2) You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(3) The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to Common Stock but, unlike the table above, assumes that no Fund Preferred Shares are issued or outstanding. This will be the case, for instance, prior to the Fund's expected issuance of Fund Preferred Shares. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

                                                           PERCENTAGE OF NET ASSETS
                                                            ATTRIBUTABLE TO COMMON
                                                            STOCK (ASSUMING NO FUND
                                                          PREFERRED SHARES ARE ISSUED
                                                                OR OUTSTANDING)
ANNUAL EXPENSES
Investment Advisory Fees                                             %(4)
Other Expenses                                                       %
Total Annual Fund Operating Expenses                                 %(1)

(4) Does not include the amounts paid to the Servicing Agent for its shareholder servicing activities, which are included in "Other Expenses."

(5) If the Fund offers Fund Preferred Shares, costs of that offering, estimated to be approximately ____% of the total dollar amount of the Fund Preferred Shares offering (including the sales load paid to the underwriters for the Fund Preferred Shares offering), will be borne immediately by Common Stockholders and result in a reduction of the net asset value of the Common Stock. Assuming the issuance of Fund Preferred Shares in an amount equal to __% of the Fund's capital (after their issuance), these offering costs are estimated to be approximately $________ or $____ per share of Common Stock (____% of the offering price). These offering costs are not included among the expenses shown in this table.

EXAMPLE

The purpose of the following table is to help a holder of Common Stock understand the fees and expenses that such holder would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations, unless otherwise indicated, and assume that the Fund issues approximately ________ shares of Common Stock. If the Fund issues fewer shares of Common Stock, all other things being equal, these expenses would increase. See "Management of the Fund."

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $____ and the estimated offering costs of issuing Fund Preferred Shares, assuming the Fund issues Fund Preferred Shares representing __% of the Fund's capital (after their issuance), of $____) that you would pay on a $1,000 investment in shares of Common Stock, assuming
(A) total annual expenses of ____% of net assets attributable to shares of Common Stock and (B) a 5% annual return(1):

                                       1 YEAR      3 YEARS     5 YEARS    10 YEARS

Total Expenses Incurred                $           $           $          $

(1) THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

The Fund is a newly organized, closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act"). The Fund, which was incorporated under the laws of the State of Maryland on June 23, 2003, is registered under the 1940 Act and has its principal office at 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. The Fund's telephone number is
(626) 795-7300.

                                 USE OF PROCEEDS

The net proceeds of the offering of shares of Common Stock will be approximately $________ ($________ if the underwriters exercise the over-allotment option in full) after payment of the sales load and organizational and offering costs (other than the sales load) that do not exceed $0.05 per share of Common Stock. The net proceeds of the offering will be invested in accordance with the Fund's investment objectives and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund's investment objectives and policies, the Fund will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objectives and policies, the Fund's yield would be somewhat lower, but that its net asset value would be subject to less fluctuation, than would be the case at such time as the Fund is fully invested.

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The Fund's primary investment objective is high current income for holders of its Common Stock. The Fund's secondary investment objective is capital appreciation. The Fund's investment objectives may not be changed without the approval of the holders of at least 80% of the Fund's outstanding voting securities (as defined below under "Investment Restrictions"), voting as a single class, and at least 80% of the Fund's outstanding Fund Preferred Shares (as defined below under "Investment Restrictions"), voting as a separate class. See "Description of Capital Stock--Preferred Stock--Voting Rights" for additional information with respect to the voting rights of holders of Fund Preferred Shares. No assurance can be given that the Fund's investment objectives will be achieved.

The Fund pursues its investment objectives by investing in a diversified portfolio primarily consisting of preferred and debt securities, some or all of which are expected to be hedged against risk in the general level of interest rates. In seeking its objectives, the Fund will normally invest at least 80% of its total assets in a diversified portfolio of preferred securities and other income-producing securities, consisting of various debt securities. The portion of the Fund's assets invested in preferred securities, on the one hand, and debt securities, on the other, will vary from time to time consistent with the Fund's investment objectives, although the Fund will normally invest at least 50% of its total assets in preferred securities.

The Adviser attempts to identify, through independent credit analysis, analysis of security terms and structure and market supply/demand imbalances, those preferred and debt securities that provide opportunities for capital appreciation. This analysis may include the position of the security in the issuer's capital structure, as well as the Adviser's outlook for particular industries, sectors and the U.S. economy and preferred and debt markets generally. In addition, there have been numerous instances in the past when, for periods of time, the various sectors of the preferred security or debt security asset classes have moved independently of one another, eventually restoring more traditional relationships. The Adviser believes it is well positioned to possibly take advantage of such inefficiencies and pricing anomalies in the preferred securities and debt securities markets in an attempt to enhance investment performance.

The Fund anticipates that it will actively reposition its portfolio holdings both "horizontally" among issuers and obligors as well as "vertically" among a particular issuer's preferred and debt securities, or credit derivatives thereon, in pursuing its investment objectives. As a result, the techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover.

In selecting individual securities for investment, the Adviser considers, among other things, current yield, price variability and the underlying fundamental characteristics of the issuer, with particular emphasis on capital structure, interest and dividend coverage, and the potential for the timely payment of dividends and interest. Under normal market conditions, it is expected that at least 50% of the Fund's total assets will be invested in preferred securities. The Fund may invest in common stock and convertible securities in appropriate circumstances.

The Adviser currently anticipates using various hedging techniques, including
(1) entering into futures contracts and options on futures contracts and (2) entering into interest rate swap positions and options thereon ("swaptions"), from time to time for the purpose of hedging some or all of its preferred securities and debt holdings against risk in the general level of interest rates. In addition, while the Fund normally will attempt to manage credit risk through diversification, purchasing securities subject to the Fund's credit quality limitations and selling certain securities holdings, the Fund from time to time may also hedge its securities holdings through the use of credit derivatives. There is no limit on the portion of the Fund's assets that can be hedged, subject to compliance with applicable laws and regulations, as well as restrictions imposed in connection with the rating of the Fund Preferred Shares. The Fund may invest up to 5% of its total assets in each of options on securities and options on stock indices, up to 10% of its total assets in each of initial margin deposits on futures contracts and premiums paid for options thereon, and up to 5% of its total assets for time premiums paid for swaptions. However, under current market conditions, it is expected that up to an aggregate of 15% of the Fund's total assets could be invested in options on securities and stock indices, initial margin deposits and option premiums paid in connection with futures transactions, and initial margin deposits and options premiums paid in connection with interest rate swaps and swaptions, and credit derivatives. (See "Investment Techniques--Futures Contracts and Options on Futures Contracts" for a discussion of the limitations and risks associated with investments in futures contracts and options on futures contracts. See also "Investment Techniques--Interest Rate Swaps and Options Thereon ("Swaptions")" and "Investment Techniques--Credit Derivatives" for a discussion of the limitations and risks associated with positions in interest rate swaps and options thereon, and credit deviratives.)

The portion of the Fund's assets not invested in preferred securities, debt securities and hedging instruments may be invested in, among other securities, money market instruments, money market mutual funds, asset-backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("Government Securities"), which, depending on market conditions, may at times have a higher or lower yield than preferred securities and debt securities in which the Fund invests. Under normal conditions, the Fund may invest up to 15% of its total assets in common stocks or convertible securities which trade in close relationship to their underlying associated common stocks.

PORTFOLIO STRATEGIES

The Adviser believes that the pursuit of the strategies described below will result, primarily, in a high level of current income to the Fund's Common Stock and, secondarily, in capital appreciation. Furthermore, current income is expected by the Adviser to increase in response to significant increases in interest rates while being relatively resistant to the impact of declines in interest rates due to (1) the composition of fixed rate and adjustable rate securities owned, (2) the maintenance of certain hedging positions against some or all of the Fund's holdings of preferred and debt securities, from time to time, and (3) the intended leveraging of the Fund through the issuance of Fund Preferred Shares.

Coupon rates on fixed rate preferred and debt securities held by the Fund, as their name implies, would be fixed regardless of the direction of interest rates. In addition, the market prices of such securities would tend to (1) decline as interest rates rose and (2) rise as interest rates fell. Adjustable rate securities pay income that generally rises as interest rates rise and falls as interest rates decline, often subject to minimum income floors and maximum income ceilings (called "collars"). All other things being equal, adjustable rate securities will tend to have somewhat less price variability than would fixed rate securities of comparable maturity. Nevertheless, changing interest rate conditions may still affect adjustable rate securities' principal value, which may expose the Fund to risk of loss. See "Investment Objectives and Policies--Risk Factors and Special Considerations--Fluctuation in Share Price."

The Fund normally anticipates hedging some or all of the interest rate exposure inherent in its holdings of these different types of preferred and debt securities. Under current market conditions, this hedging would be accomplished principally by one or more of the following strategies: (1) purchasing put options (called a "long position in a put option") on Treasury Bond and/or Treasury Note futures contracts, (2) entering into futures contracts to sell Treasury Bonds and/or Treasury Notes (called a "short position in a futures contract"), (3) entering into interest rate swap agreements as a "fixed rate payer," and/or (4) purchasing options to enter into interest rate swap agreements as a "fixed rate payer" (called a "pay fixed swaption").

The hedging positions that the Fund currently expects to hold normally appreciate in value when interest rates rise significantly, reflecting either the expected rise in yields of Treasury securities or interest rate swap yields, as applicable, and the associated decline in the prices of underlying Treasury securities or decreased net market value of an obligation to pay a fixed income stream in a higher interest rate environment.

Conversely, such hedging positions would normally depreciate in value when interest rates fall. A short position in a Treasury Bond or Treasury Note futures contract should reflect directly changes in the price of that futures contract, i.e., benefiting from price declines and being adversely affected by price increases. Further, the value of a long position in a put option on a Treasury Bond or Treasury Note futures contract should rise and fall in inverse relationship to the market price of that futures contract, but the magnitude of the change in value would to a large extent depend upon whether and the extent to which the exercise price of the put option was below ("out-of-the-money") or above ("in-the-money") the price of the futures contract.

Similarly, a "pay-fixed" position in an interest rate swap should directly reflect changes in the level of interest rate swap yields. Also, the value of an option to pay fixed rate in an interest rate swap, i.e., a pay-fixed swaption, will rise or fall in direct relationship to a pay-fixed interest rate swap's value, but the magnitude of the value change would, to a large extent, depend on whether and the extent to which the exercise yield of the pay-fixed swaption was above ("out-of the-money") or below ("in-the-money") the existing level of interest rate swap yields. A more specific explanation of options and swaptions follows.

Should the Fund purchase an out-of-the-money put option on a Treasury Bond or Treasury Note futures contract as part of its hedging strategies, that put option would be expected to have value at its expiration date only if the price of the underlying futures contract declined below the exercise price of the put option. Accordingly, interest rates could generally increase moderately, and a decline in value of the Fund's preferred and debt holdings could result without the Fund's receiving any offsetting benefit from its holdings of such put options. The Fund would achieve a gain on a long position in an out-of-the-money put option on a Treasury Bond or Treasury Note futures contract at the time of its expiration only if interest rates were to increase significantly so as to result in a decline in the price of the underlying futures contract sufficient to cause the value of such put option at expiration to exceed the premiums paid by the Fund to acquire it (plus transaction costs).

Should the Fund acquire an in-the-money put option on a Treasury Bond or Treasury Note futures contract as part of its hedging strategies and should interest rates generally increase subsequently, the value of that put option at the time of its expiration would normally reflect favorably any decline in the market price of the underlying futures contract. However, the premium paid to acquire such in-the-money put option would have reflected the exercise value already present in the option at the time of purchase, and, therefore, the premium would normally be higher than that paid for an out-of-the-money put option. Furthermore, the value of an in-the-money put option would be adversely impacted directly by an increase in the price of the underlying Treasury Bond or Treasury Note futures contract which could result from a decline in interest rates. The Fund generally intends to hedge using put options on Treasury Bond or Treasury Note futures contracts or pay-fixed swaptions that are, at the time of purchase, out-of-the-money.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate PAYER, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and the payer simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate RECEIVER.

The use of pay fixed swaptions is, in many key respects, analogous to the treatment of put options on futures contracts of Treasury securities. If the Fund should buy an option to pay fixed rate in an interest rate swap at an exercise yield above current market levels, such pay fixed swaption is deemed out-of-the-money. Conversely, if the Fund should buy a pay fixed swaption with an exercise yield below the current market level of interest rate swap yields, such pay fixed swaption is considered in-the-money.

Should the Fund purchase an out-of-the-money pay fixed swaption as part of its hedging strategies, that pay fixed swaption would be expected to have value at its expiration date only if the then prevailing level of interest rate swap yields was in excess of the exercise yield specified in the pay fixed swaption. Accordingly, interest rates could generally increase moderately, and a decline in value of the Fund's preferred and debt holdings could result without the Fund's receiving any offsetting benefit from its holdings of such pay fixed swaptions. The Fund would achieve a gain on its holding of an out-of-the-money pay fixed swaption at the time of its expiration only if interest rates were to increase significantly so as to result in a rise in value from the perspective of a fixed rate payer sufficient to exceed the premiums paid by the Fund to acquire the pay fixed swaption (plus transaction costs).

Should the Fund acquire an in-the-money pay fixed swaption as part of its hedging strategies and should interest rates generally increase subsequently, the value of that pay fixed swaption at the time of its expiration would normally reflect favorably any rise in value of the underlying interest rate swap from the perspective of a fixed rate payer. However, the premium paid to acquire such in-the-money pay fixed swaption would have reflected the exercise value already present in the option at the time of purchase, and, therefore, the premium would normally be higher than that paid for an at-the-money or out-of-the-money pay fixed swaption. Furthermore, the value of an in-the-money pay fixed swaption would be adversely impacted directly by a decrease in the yield of the underlying interest rate swap contract, which could result from a general decline in the level of interest rates.

In any event, the maximum loss that might be incurred on a long position in either a put option on a Treasury futures contract or a pay-fixed swaption would be limited to the premium paid for the purchase of such option or swaption (plus transaction costs).

The response of the Fund's income to changes in interest rates will be impacted by the effectiveness of its hedging strategies. In order for the Fund's income from its holdings of fixed rate securities to increase as interest rates rise, the Fund must achieve gains on its hedging positions. These gains can be used to acquire additional shares of preferred or debt securities, which in turn would generate additional dividend or interest income. In the case of generally rising interest rates, the gains potentially achievable by the Fund from hedge instruments will be reduced by the premiums paid for the purchase of options and swaptions and to the extent that such options and swaptions held are out-of-the-money when purchased. In order for the Fund's income to be relatively resistant to declines in interest rates, the Fund must have limited exposure to the magnitude of losses on hedge instruments which would occasion the sale of some of its holdings of securities in order to cover such hedging losses and related costs. The Fund's exposure to losses on hedge instruments in the event of generally declining interest rates will be greater to the degree it holds (a) short positions in futures contracts, pay fixed interest rate swaps, and long positions in in-the-money put options or swaptions rather than (b) out-of-the-money put options or swaptions.

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in the Adviser's choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund's assets of the expected normal cost of hedging.

The Fund's use of hedging instruments and the availability of gains for investment in additional shares of preferred and debt securities may be limited by the restrictions and distribution requirements imposed on the Fund under certain regulations of the Commodity Futures Trading Commission ("CFTC") and in connection with its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Investment Techniques" below and "Taxation." The Adviser does not believe that these restrictions and requirements will materially adversely affect the management of the Fund or the ability of the Fund to achieve its investment objectives.

There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Adviser's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Fund Preferred Shares which the Fund expects to issue will have dividend rates established by auctions which will typically be held at regular seven day and/or other short intervals. This auction process is designed to result in a high degree of principal stability for holders of the Fund Preferred Shares. The dividend rates set pursuant to such auction process are expected to be influenced by short-term interest rates generally, so that the dividend rate on the Fund Preferred Shares outstanding is expected to increase as short-term interest rates rise and to decline as short-term interest rates fall.

In the event of an equal rise in long-term and short-term interest rates from current levels, the additional income anticipated to be received from the investment of gains on appreciated hedging positions (assuming a significant rise in interest rates) when coupled with the net impact of increasing income from adjustable rate securities would tend to more than offset the expected increased dividend rate payable on the Fund Preferred Shares outstanding. Thus, net income to the Common Stock is expected to rise in response to significant increases in interest rates as described herein.

In the event of equal declines in long-term and short-term interest rates from current levels, losses on hedge positions would be expected to result, possibly requiring the sale of some of the Fund's securities holdings and decreasing the Fund's investment income, although such hedging losses would be limited to the amount of the premiums paid (plus transaction costs) to the extent that the Fund hedged with long positions in put options or swaptions as described above. Furthermore, the existence of income floors on adjustable rate securities would mitigate the downward pressure on Fund income, to the degree the Fund has holdings of such securities. In addition, lower interest rates would be expected to result in a lower dividend rate on the Fund Preferred Shares outstanding, which would increase net investment income available to Common Stock.

However, in declining interest rate environments, issuers may call for redemption those preferred and debt securities which have coupon rates above prevailing rates. This would reduce the Fund's income since preferred and debt securities paying comparable yields would not be available to be purchased with the redemption proceeds. The combined impact of the limitation of hedge losses through the use of options hedges, lower collars on adjustable rate securities and the decline in the cost of the Fund Preferred Shares outstanding, in the opinion of the Adviser, should contribute to the net income to the Fund's Common Stock being relatively resistant to equal declines in long-term and short-term interest rates, subject to the adverse impact of redemptions of the Fund's higher yielding preferred and debt securities in the event of declines in interest rates.

If short-term interest rates were to rise while long-term rates remained unchanged, the cost of the Fund's outstanding Fund Preferred Shares would be expected to rise while coupon rates on the Fund's holdings of fixed rate and adjustable rate securities would remain unchanged (with certain exceptions in the case of adjustable rate securities whose income would rise if short term rates were to exceed long term rates by a sufficiently wide margin). See "Investment Objectives and Policies--Portfolio Investments--Adjustable Rate Preferred Stock."

However, such a hypothesized change in the relationship between short-term and long-term rates also would be expected to reduce the cost of hedging preferred and debt securities, regardless of whether such hedges were in futures contracts, interest rate swaps, long positions in put options, or holdings of pay fixed swaptions. The combined impact of the foregoing factors on the Fund's net income would depend in large measure on the relative size of the Fund's holdings of hedged preferred and debt securities and the hedging instruments utilized.

In the opposite case, namely, a decline in short-term rates with long-term rates remaining unchanged, the income from fixed rate and, for the most part, adjustable rate securities would be unaffected. However, the income from many adjustable rate securities may be adversely affected. The cost of the Fund's outstanding Fund Preferred Shares would be expected to fall. On balance, these various movements would contribute to a higher net return to the Fund. However, in this interest rate environment, there would be an expected increase in the cost of hedging preferred and debt securities. The combined impact of the foregoing factors on the Fund, as under the scenario described in the preceding paragraph, would depend in large measure on the relative size of the Fund's holdings of different types of securities and the hedge instruments utilized.

The portions of the Fund's assets invested in various types of preferred and debt securities may vary from time to time. The portion of the Fund's securities that will be hedged and the types of hedge positions held may also vary significantly from time to time. There can be no assurance that the Fund will seek to hedge its entire portfolio of preferred and debt securities or that, if such hedging strategies were undertaken, they would be successful (1) in protecting against declines in value attributable to rising interest rates in general, and/or (2) in providing increased income in the event of significant increases in interest rates while maintaining the Fund's relative resistance to declines in income in the event of declines in interest rates.

In selecting securities for investment by the Fund, the Adviser evaluates both a security's income-producing characteristics as well as its potential for capital appreciation. A security can be purchased primarily for its appreciation, rather than income potential, and vice versa.

The Fund will normally attempt to manage credit risk through diversification, purchasing securities subject to the Fund's credit quality limitations and selling certain portfolio holdings in cases where the Adviser believes that an issuer presents a reasonable prospect of defaulting or that an issuer's securities are likely to depreciate in value over the short or long term. However, from time to time the Fund may also hedge its securities holdings through the use of credit derivatives, particularly credit default swaps. As a buyer of a credit default swap contract, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced preferred or debt security or loan from the counterparty to the contract in the event of a default by a third party, such as the issuer, on the security or loan. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced preferred or debt security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. Accordingly, the Fund will segregate assets in the form of high quality, liquid investments in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. The Adviser currently considers credit default swaps to be illiquid.

The Fund may, but is not required to, use credit swaps or any other credit derivative. There is no assurance that credit derivatives will be available at any time or that the Adviser will determine to use them for the Fund or, if used, that the derivatives will be used successfully. In addition, the Fund may be subject to restrictions on its use of derivatives imposed by guidelines of one or more rating agencies that may issue ratings for Fund Preferred Shares.

PORTFOLIO INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its total assets in preferred and debt securities.

PREFERRED SECURITIES include "hybrid" or taxable preferred securities and traditional preferred/preference stock whose dividends qualify for the inter-corporate dividends received deduction ("DRD") and which are typically characterized as Qualified Dividend Income ("QDI") for individuals (see "Taxation" below) that meet certain criteria (as described below).

The Fund will invest in hybrid, or fully taxable, preferred securities that meet the following criteria: (1) the issuer has the ability to defer payments for a minimum period of 18 months without triggering an event of default and (2) the security is a junior and fully subordinated liability of an issuer or the beneficiary of a guarantee that represents a junior and fully subordinated liability of the guarantor. Hybrid securities that do not meet these criteria will be considered debt securities.

"Hybrid" or taxable preferred securities are not eligible for the DRD, are not legally considered equity of an issuer and are not typically characterized as QDI for individuals (see "Taxation" below). They are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrids typically permit an issuer to defer the payment of income for 18 months or more without triggering an event of default. Generally, the deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the hybrids have not been made), these issues are often treated as close substitutes to traditional preferred securities, both by issuers and investors. Hybrid securities are also treated in a similar fashion to traditional preferred/preference stocks by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits. As is also true of preferred/preference stock, hybrids have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid securities have been marketed under a variety of names, including but not limited to MIPS, QUIPS, TOPrS, TrUPS, QUIBS, QUIDS, CorTS, Trust Preferred Securities and capital securities. As with traditional preferred/preference stocks, hybrid or taxable preferreds may be convertible into underlying common stock of the issuer or associated guarantor.

Hybrid preferreds are typically issued with a final maturity date, although in certain instances the date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequences to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

Perpetual preferred/preference stocks are issued with no mandatory retirement provisions, but typically are callable after a period of time at the option of the issuer. No redemption can occur if full cumulative dividends have not been paid, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. Sinking fund preferred/preference stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date.

Preferred/preference stock is, with common stock, one of the two major types of equity securities. Generally, preferred/preference stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. The income paid by an issuer to holders of its preferred/preference and common stocks is typically eligible for the inter-corporate DRD and is typically characterized as generating QDI for individuals (see "Taxation" below). Unlike common stock, preferred stock does not usually have voting rights; preferred/preference stock, in some instances, is convertible into common stock.

Preferred/preference securities have certain characteristics of both debt and common equity securities. They are debt-like to the extent that their promised income is contractually fixed. They are common equity-like since they do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred/preference stock must be declared by the issuer's board of directors. In addition, distributions on hybrid securities are also subject to deferral and are thus not automatically payable. Income payments on the typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is, of course, no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund may acquire non-cumulative preferred securities subject to the restrictions on quality adopted by the Fund, although the Adviser would consider, among other things, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and banking industries, which are prominent issuers of preferred securities (See "Investment Objectives and Policies--Concentration" below), and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates and in the DRD or the characterization of payments as QDI.

Because the claim on an issuer's earnings represented by preferred/preference stocks and hybrid securities may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher coupon-paying preferred/preference and hybrid securities may be reduced and the Fund would be unable to acquire securities paying comparable coupons with the redemption proceeds.

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From time to time, preferred securities issues have been, and may in the future be, offered having features other than those described below that are typical for fixed rate, adjustable rate or auction rate preferred securities. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments might present other risks, such as high price volatility. The Adviser believes that the unavailability of such innovative securities would not adversely affect the Fund's ability to achieve its investment objectives.

CORPORATE DEBT SECURITIES. The Fund expects to invest in a wide variety of debt securities of varying maturities issued by corporations and other business entities, including limited liability companies. Debt securities are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Debt securities generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date. Among the types of debt securities in which the Fund may invest are the following:

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Fund may invest in mortgage-related securities. Mortgage-related securities are debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

The Fund may invest in commercial mortgage-related securities. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

STRUCTURED NOTES AND RELATED INSTRUMENTS. The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest

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payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Adviser believes that currently most structured instruments are illiquid. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Adviser, principal and/or interest payments received on the structured instrument may be substantially less than expected.

CREDIT DERIVATIVES In managing credit risk and, in certain instances, to increase total return, the Fund may utilize credit derivatives in one of two ways. It may either "buy" credit protection, in which case, it would attempt to mitigate the risk of default or credit quality deterioration in all or a portion of its underlying portfolio of preferred and debt securities or in one or more individual holdings. This use of credit derivatives is similar in key respects to what is typically called a "fair value hedge". Alternatively, the Fund may "sell" credit protection, in which case the Fund would use credit derivatives in an attempt to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. This is analogous to what is often referred to in futures and options markets as an "anticipatory hedge". The Fund will only "sell" credit protection with respect to securities in which it would be authorized to invest directly.

When the Fund is a buyer of credit protection, the fair market value of its interest in such derivatives will be collateralized with high quality, liquid securities in accord with industry practice. When the Fund buys credit protection, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will each be treated as an issuer for purposes of complying with the Fund's issuer diversification and industry concentration and guidelines, absent regulatory guidance to the contrary. The Fund's investments in credit derivatives as a buyer of credit protection will not exceed [___]% of the Fund's total assets

In those instances where the Fund uses credit derivatives as a seller of credit protection, the Fund will separately segregate with its custodian high quality, liquid investments having a value, at all times, through exercise at least equal to the Fund's potential payment obligation under the credit derivatives to which it is a party. When the Fund is a seller of credit protection, it may be required to collateralize its obligation to the counterparty.

CREDIT QUALITY. At least 80% of the preferred and debt securities that the Fund will acquire will be rated investment grade (at least "Baa3" by Moody's or "BBB-" by S&P) at the time of investment or will be securities of issuers whose senior debt is rated investment grade by Moody's or S&P at the time of investment (or, in the case of credit derivatives where the Fund has "sold" credit protection, refer to an underlying issuer or obligor so rated). In addition, the Fund may acquire unrated issues that the Adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest. The Fund will limit to 20% of its total assets the portion of its portfolio invested in securities rated below investment grade (which securities must be rated at least "Ba3" by Moody's or "BB-" by S&P at the time of purchase) or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer (or, in the case of credit derivatives where the Fund has "sold" credit protection, refer to an underlying issuer or obligor) having a class of senior debt outstanding that is rated investment grade. Securities rated "Baa" by Moody's, although investment grade, are considered to have speculative characteristics, and securities rated "Ba" or "BB" are believed to have speculative elements and a greater vulnerability to default than higher-rated securities. Moody's and S&P may modify certain letter ratings of securities with the addition of a plus or a minus sign or other modifier in order to show relative standing within the rating category.

References to a particular letter rating in this prospectus may or may not be to the rating with or without regard to any specific modifiers as the context requires.

The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate; the ratings are relative and subjective and are not absolute standards of quality. The Adviser's judgment as to credit quality of a security, thus, may differ from that suggested by the ratings published by a rating service. A description of ratings by Moody's and S&P relevant to the Fund's investments is included in Appendix A to this prospectus. The policies of the Fund described above as to ratings of portfolio investments apply only at the time of the purchase of a security or enter into a credit derivative position, and the Fund is not required to dispose of a security or close out a credit derivative position in the event Moody's or S&P downgrades its assessment of the credit characteristics of a security's issuer, although standards for rating the Fund Preferred Shares imposed by Moody's may result in the Fund's disposing of securities that are downgraded.

HYBRID PREFERRED SECURITIES. Hybrid, or taxable preferreds, are a comparatively new asset class, having first been introduced late in 1993. Income paid on these securities is not eligible for the DRD and is not typically characterized as QDI for individuals (see "Taxation" below), but does constitute deductible interest expense for issuers thereof. The universe of hybrid issuers consists overwhelmingly of fixed coupon rate issues with final stated maturity dates. However, certain issues have adjustable coupon rates, which reset quarterly in a manner similar to adjustable rate preferred stocks described above. The hybrid preferred securities universe is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat," i.e., without accrued dividend income, and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

TRADITIONAL FIXED RATE PREFERRED STOCK. Traditional fixed rate preferred stocks have fixed dividend rates for the life of the issue and typically pay dividends that qualify for the DRD and QDI. They can be perpetual with no maturity date or subject to mandatory

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redemptions such as through a sinking fund. The category of fixed rate preferred stocks also includes a variety of innovative securities as well as certain convertible preferred securities. Certain fixed rate preferred stocks have features intended to provide some degree of price stability. These features may include an auction mechanism at some specified future date. The auction feature is normally intended to enhance the probability that a preferred stock shareholder will be able to dispose of his holdings close to a pre-specified price, typically equal to par or stated value. Other price stability mechanisms include convertibility into an amount of common equity of the same issuer at some specified future date, typically in amounts not greater than par value of the underlying preferred stocks. Another common form of fixed rate preferred stock is the traditional convertible preferred stock, which permits the holder to convert into a specified number of shares at the holder's option at any time prior to some specified date. Innovative preferred stock and traditional convertible preferred stock are often less liquid than the conventional fixed rate preferred stock. The Fund's ability to achieve its investment objectives is not dependent on the availability of such innovative or convertible preferred stocks.

ADJUSTABLE RATE PREFERRED STOCK. Unlike traditional fixed rate preferred stocks, adjustable rate preferred stocks are preferred stocks that have a dividend rate that adjusts periodically to reflect changes in the general level of interest rates. (Like traditional fixed rate preferred stocks, these issues typically pay dividends that qualify for the DRD and QDI.) The adjustable dividend rate feature is intended to make the market value of these securities less sensitive to changes in interest rates than similar securities with fixed dividend rates. Nonetheless, adjustable rate preferred stocks have fluctuated in market value and are expected to do so in the future.

The dividend rate on an adjustable rate preferred stock is determined typically each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed relationship either to (1) rates on specific classes of debt securities issued by the U.S. Treasury or (2) LIBOR, with limits (known as "collars") on the minimum and maximum dividend rates that may be paid. As the maximum dividend rate is approached, any further increase in interest rates may adversely affect the market value of the stock. Conversely, as the minimum dividend rate is approached, any further decrease in interest rates may positively affect the market value of the stock. The adjustment formula is fixed at the time of issuance of the adjustable rate preferred stock and cannot be changed without the approval of the holders thereof.

The market values of outstanding issues of adjustable rate preferred stock may fluctuate in response to changing market conditions. In the event that market participants in a particular issue demand a different dividend yield than the adjustment formula produces, the market price will change to produce the desired yield. The dividend yield demanded by market participants may vary with changing perceptions of credit quality and the relative levels of short-term and long-term interest rates, as well as other factors.

Most of the issues of adjustable rate preferred stocks currently outstanding are perpetual.

COMMON STOCK. The Fund may invest up to 15% of its total assets in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Holders of common stock also have the right to participate in the assets of the corporation after all other claims are paid. In selecting common stocks for investment, the Fund will focus both on the security's dividend-paying capacity and on its potential for appreciation.

Certain preferred and debt securities are convertible into the common stock of the associated issuer. To the extent that such securities, because of their terms and market conditions, trade in close relationship to the underlying common stock of the issuer, they will be subject to the limit of 15% of total assets, under normal market conditions, that applies to common stocks.

AUCTION RATE PREFERRED STOCK. Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Auction rate preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at 49-day or other short intervals, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends upon market conditions and the credit quality of the particular issuer. The typical auction rate preferred stock's dividend is limited to a specified maximum percentage of the Federal Reserve's Commercial Paper Index as of the auction date. Further, the terms of auction rate preferred stocks generally provide that the shares are redeemable by the issuer at certain times.

The failures of several auctions since late 1990 have significantly decreased the financial market's perception that the auction process can be depended upon to guarantee that the price of such preferred stocks will approximate par or stated value, particularly among lower rated issues.

MONEY MARKET INSTRUMENTS. Under normal conditions, the Fund may hold up to 15% of its total assets in cash or money market instruments or, subject to the limitation on investments in investment companies, in money market mutual funds holding such types of investments. The Fund intends to invest in money market instruments or money market funds to meet its general working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques (see "Investment Objectives and Policies--Investment Techniques" below), to hold as a reserve pending the payment of dividends to investors and to meet the liquidity requirements of rating agencies that rate the Fund Preferred Shares, and to facilitate the payment of expenses and settlement of trades. As noted above, pending investment of the net proceeds of this offering in accordance with the Fund's investment objectives and policies, the Fund may invest without limitation in money market instruments. In addition, when the Adviser believes that economic circumstances warrant a temporary defensive posture, the Fund may invest in short-term money market instruments without regard to the normal 15% limitation. To the extent the Fund invests in short-term money market instruments, it may not be pursuing its investment objectives.

Money market instruments that the Fund may acquire will be securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include:
Government Securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-1 by Moody's or A-1 by S&P; and repurchase agreements. Money market funds in which the Fund may invest are expected to be rated "___" by one or more rating agencies.

As indicated above, the Fund may invest normally up to 15% of its total assets in money market instruments but, under certain circumstances, may invest without limit in money market instruments. Subject to these limits, the Fund may invest up to 25% of its total assets in U.S. dollar-denominated money market obligations of foreign banks or foreign branches of U.S. banks but will do so only if the Adviser determines that the obligation presents minimal credit risks. These obligations entail risks that are different from those of investments in obligations of U.S. banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to the domestic operations of U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank.

The Fund may enter into repurchase agreement transactions with certain member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including possible delays or restrictions on the Fund's ability to dispose of the underlying securities. In evaluating these potential risks, the Adviser, on an ongoing basis, monitors (1) with the assistance of the Administrator, the value of the collateral underlying each repurchase agreement of the Fund to ensure that the value is at least equal to the total amount of the repurchase obligation, including interest, and (2) the creditworthiness of the banks and dealers with which the Fund enters into repurchase agreements.

GOVERNMENT SECURITIES. Government Securities in which the Fund may invest include direct obligations of the United States and obligations issued by U.S. Government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. Government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates), securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks), and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).

ZERO COUPON SECURITIES. The Fund may invest up to 10% of its total assets in zero coupon securities issued by the U.S. Government, its agencies or instrumentalities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Government Securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Government Securities but are not considered to be Government Securities. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

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RESTRICTED SECURITIES (DIRECT PLACEMENTS). The Fund may invest up to 20% of its total assets in securities purchased in direct placements. Securities obtained by means of direct placement typically are less liquid than securities traded on the open market because of statutory or contractual restrictions on resale and thus are often referred to as restricted securities. Such securities are, therefore, unlike securities traded in the open market, which can be sold immediately if the market is adequate. This lack of liquidity creates special risks for the Fund. However, the Fund could sell such securities if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, in privately negotiated transactions with a limited number of purchasers or in public offerings registered under such Act.

Direct placements of securities have frequently resulted in higher yields to purchasers and more restrictive covenants to issuers, which may provide greater protection for the purchaser than comparable registered securities. As it has avoided the expense and delay involved in a public offering of its securities, an issuer is often willing to offer the purchaser more attractive features in its securities issued in direct placements. Also, adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities.

Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund will carefully monitor the Fund's investments in such securities with particular regard to valuation, liquidity and availability of information.

INVESTMENT COMPANY SECURITIES. The Fund may invest up to 10% of its total assets in securities of registered investment companies. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own in the aggregate (1) more than 3% of such issuer's total outstanding voting securities or (2) securities issued by such issuer having an aggregate value in excess of 5% of the Fund's total assets. To the extent that investment advisory and brokerage expenses of an investment company are reflected in the price of its shares held in the Fund's portfolio, there will be a duplication of such expenses.

CONCENTRATION

The Fund intends to concentrate its investments in utility companies and companies in the banking industry so that, under normal market conditions, at least 25% of the Fund's total assets will be invested in securities issued by utilities and an additional 25% or more of its total assets will be invested in securities issued by companies in the banking industry. If adverse economic conditions prevail in either or both of these industries at some future date, the Fund, for defensive purposes, temporarily may invest less than 25% of its total assets in the affected industry or industries. This concentration policy is a fundamental policy of the Fund and cannot be changed without approval by the vote of a majority of the Fund's outstanding voting securities, voting as a single class, and a majority of the Fund's outstanding Fund Preferred Shares, voting as a separate class, as described under "Investment Restrictions" below.

Consistent with the limitations set forth in the preceding paragraph, the portion of the Fund's assets invested in each of the utilities, banking and other industries will vary from time to time. The concentration of the Fund's assets in the utilities and banking industries is a source of potential risk, although the Fund intends to diversify its investments broadly among issuers in order to reduce risk and will be subject to diversification requirements and other investment limitations imposed by rating agencies in connection with the rating of the Fund Preferred Shares intended to be issued by the Fund. See "Investment Objectives and Policies--Rating Agency Guidelines and Asset Coverage Requirements."

UTILITY SECURITIES. The utilities industry generally includes companies engaged in the generation, transmission or distribution of electric energy, gas, or water, or, in certain instances, the providing of telephone and telecommunications services. Certain segments of the industry and individual companies within such segments may not perform as well as the industry as a whole. Many utility companies historically have been subject to risks of increases in fuel, purchased power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. In particular, regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of the utility companies to operate and utilize such facilities, thus reducing the utility companies' earnings or resulting in losses. Rates of return on investment of certain utility companies are subject to review by government regulators. There can be no assurance that changes in regulatory policies or accounting standards will not negatively affect utility companies' earnings or dividends. Costs incurred by utilities, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts, while the rates of return of utility companies generally are subject to review and limitation by state public utility commissions, which often results in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return. Utilities have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such utilities. Electric utilities may also be subject to increasing economic pressures due to deregulation of generation, transmission and other aspects of their business.

BANK HOLDING COMPANY AND BANK STOCKS. Investment in the Fund involves consideration of various regulatory and economic factors affecting bank holding companies and their subsidiary banks.

For many years federal and state banking laws and regulations limited the ability of bank holding companies and banks to compete geographically and have restricted sharply the activities in which they may engage. From time to time, changes in law and regulation have been proposed to permit greater diversification of the financial products of bank holding companies and banks, but often such legislation has bogged down or, if it has been enacted, often it has been limited in the scope of change it has facilitated. In 1994 the Congress enacted legislation that enhanced the ability of bank holding companies and banks to expand by acquisition or branching across state lines. Their ability to engage in nonbanking activities, however, remained very limited.

In late 1999 the Congress enacted the Gramm-Leach-Bliley Act, a piece of financial regulation reform legislation that altered the landscape of bank holding company and bank regulation. The Act repealed provisions of the Glass-Steagall Act that since 1933 had severely limited the underwriting of securities by affiliates of banks and it repealed provisions of the Bank Holding Company Act that had severely limited the insurance activities of bank holding companies. The Gramm-Leach-Bliley Act created a new scheme or regulation for FINANCIAL HOLDING COMPANIES--these are bank holding companies with high capital levels, good compliance and management records and good records under the Community Reinvestment Act that have elected to become financial holding companies. Such companies enjoy several prerogatives versus bank holding companies that have not made this election. First, they are allowed to engage in a broad range of financial activities, including securities and insurance activities, not merely activities that are closely related to banking. Second, they are not subject to any Glass-Steagall-based limitations on their securities underwriting and dealing activities. Third, they are permitted to invest in nonfinancial companies and to control investment funds that invest in such companies. Fourth, they do not require prior Federal Reserve approval to engage in new activities or to acquire non-banking companies. A large number of local and regional bank holding companies have elected to become financial holding companies. The Gramm-Leach-Bliley Act or other changes in law or regulation could result in increased regulation for banks and bank holding companies, which could adversely affect their viability or profitability.

Federal law and regulations require commercial banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank's failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company's cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends.

Fiscal and monetary policies of the government and general economic and political conditions can affect the availability and cost of funds to banks, loan demand and asset quality and thereby impact the earnings and financial condition of banking institutions. Downturns in a regional or local economy or in the general business cycle or depressed conditions in an industry, for example, may adversely affect the quality or volume of a bank's loan portfolio, particularly if the portfolio is concentrated in the affected region or industry. From time to time, general economic conditions have adversely affected financial institutions' energy, agricultural, commercial real estate, less-developed country, venture capital, technology, telecommunications, and highly-leveraged loan portfolios. The impact of a deteriorating economy or industry upon institutions depends, in part, on the size of the institutions, the extent to which they are involved in the type of lending or market affected, the duration of the softening in the affected area and the managerial and capital resources of the institutions. In addition, changes in accounting rules applicable to loans and investment securities also may adversely impact the financial condition of banking institutions.

INVESTMENT TECHNIQUES

For hedging purposes or, under certain circumstances, to increase its total return, the Fund may employ, among others, the investment techniques described below, although its ability to engage in any of these strategies may be limited by restrictions imposed on the Fund's operations in connection with obtaining and maintaining (i) a rating for the Fund Preferred Shares outstanding and (ii) its qualification as a regulated investment company under the Code.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the CFTC and the Commission.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury
Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. The Fund is not a commodity pool and, in compliance with CFTC regulations currently in effect, may enter into any futures contracts and related options for "bona fide hedging" purposes and, in addition, for other purposes, provided that aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Taxation."

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Commission is that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in a manner similar to that described below for covered options on securities (see "Investment Objectives and Policies--Investment Techniques--Options on Securities" below) in order to counter the impact of any potential leveraging.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that the Adviser's judgment in this respect will be correct.

INTEREST RATE SWAPS AND OPTIONS THEREON ("SWAPTIONS"). The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Commission.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate PAYER, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate RECEIVER.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

A pay fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, the Fund's Adviser expects to enter strictly into cash settled swaptions, i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing.

CREDIT DERIVATIVES. The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events. In a market spread swap, the buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Commission.

INTEREST RATE SWAPS, SWAPTIONS, AND CREDIT DERIVATIVES (GENERAL). The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions, and credit derivatives must thus be regarded as inherently illiquid. Interest rate swaps, swaptions, and credit derivatives are usually (1) between an institutional investor and a broker/dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry. It helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards, and offers arbitration on disputes concerning market practice.

Under the rating agency guidelines imposed in connection with the intended issuance of Fund Preferred Shares, it is expected that the Fund will be authorized to enter into swaptions and to purchase credit default swaps without limitation but will be subject to limitation on entering into interest rate swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps, swaptions, and credit derivatives would be able to be revised by the Fund's Board, without shareholder vote of the Common Stock or the Fund Preferred Shares, so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the Fund Preferred Shares then in effect.

The Board of Directors has currently limited the Fund's use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only; (2) no more than 5% of the Fund's total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker/dealer firm regulated under the laws of the United States of America that is (a) on a list approved by the Fund's Board, (b) with capital of at least $100 million, and (c) which is rated investment grade by both Moody's and S&P. These criteria can be modified by the Board at any time in its discretion.

The Fund's Adviser expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to insure that they are properly collateralized.

The Fund has instituted procedures for valuing interest rate swap, swaption, or credit derivative positions to which it is party. Interest rate swaps, swaptions, and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker/dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Fund's Board, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with the Adviser's valuation models.

The use of interest rate swaps, swaptions, and credit derivatives, as the foregoing discussion suggests, are subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption, or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

While the Fund may utilize interest rate swaps, swaptions, and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and swaps, swaptions, or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps, swaptions, and credit derivatives to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that the Adviser's judgment in this respect will be correct.

OPTIONS ON SECURITIES. In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its total assets to purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Commission currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

Similarly, the Commission currently requires that, to support its obligation to purchase the underlying instruments if a put option written by the Fund is exercised, the Fund must either (a) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (c) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

OPTIONS ON STOCK INDICES. The Fund may utilize up to 5% of its total assets to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if the Adviser deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund's total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund's when-issued and delayed delivery purchase commitments will be established and maintained with the Fund's custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

LENDING PORTFOLIO SECURITIES. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, although it has no current intention of doing so. Loans of the Fund's securities, if and when made, may not exceed 33-1/3% of the Fund's assets taken at value. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

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By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Directors must terminate the loan and regain the Fund's right to vote the securities.

SHORT SALES AGAINST THE BOX. The Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred securities, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stock sold short. Short sales of this kind are referred to as short sales of securities "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of the Fund's total assets (taken at current value) may be held as collateral for such sales at any one time.

RATING AGENCY GUIDELINES AND ASSET COVERAGE REQUIREMENTS

In connection with the anticipated issuance of Fund Preferred Shares, the Fund's investments will be subject to certain investment guidelines (the "Rating Agency Guidelines") established by the rating agencies rating the Fund Preferred Shares at all times when the Fund Preferred Shares are outstanding. Provided that the Fund complies with the Rating Agency Guidelines, it is expected that the Fund Preferred Shares will be rated "___" and "___" by the rating agencies, but no assurance can be given that such a rating can be obtained. Moody's and S&P each receives fees in connection with issuances of ratings.

It is anticipated that the Rating Agency Guidelines will require the Fund to meet, as of certain specified dates, an "Eligible Asset Coverage Amount" requirement. To meet the Eligible Asset Coverage Amount requirement, the Fund must maintain a certain percentage of its assets in specific types of investments ("Eligible Assets") with an aggregate value (determined using procedures specified by the rating agencies) sufficient to cover the aggregate liquidation preference of the outstanding Fund Preferred Shares plus accumulated dividends to the redemption date or the liquidation date and certain projected dividends. In addition, in order to pay dividends on the Common Stock, the 1940 Act requires the Fund to meet minimum asset coverage requirements (the "1940 Act Asset Coverage Requirement"). The 1940 Act Asset Coverage Requirement will be met if the value of the Fund's total assets, less all liabilities and indebtedness of the Fund, is equal to at least 200% of the aggregate liquidation preference of the outstanding Fund Preferred Shares. Compliance with the Rating Agency Guidelines would impose restrictions on the securities in which the Fund would invest and, in certain circumstances, meeting the Eligible Asset Coverage Amount requirement and 1940 Act Asset Coverage Requirement would require the Fund to redeem or purchase shares of its Fund Preferred Shares outstanding.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in shares of the Fund's Common Stock.

INTEREST RATE RISK. Changes in the level of interest rates are expected to affect the value of the Fund's portfolio holdings of fixed rate securities and, under certain circumstances, its holdings of adjustable rate securities and positions in hedging instruments, and the market price of the Common Stock. Subject to certain limitations described herein, the Fund currently anticipates hedging, from time to time, some or all of its holdings of fixed rate and adjustable rate securities, for the purposes of (1) protecting against declines in value attributable to significant increases in interest rates in general and
(2) providing increased income in the event of significant increases in interest rates while maintaining the Fund's relative resistance to a reduction in income in the event of declines in interest rates. There can be no guarantee that such hedging strategies will be successful. In addition to fluctuations due to changes in interest rates, the value of the Fund's holdings of preferred and debt securities and common stocks, and as a result, the Fund's net asset value, may also be affected by other market and credit factors, as well as by actual or anticipated changes in tax laws, such as corporate income tax rates and the DRD. Further, the exercise of call provisions on preferred or debt securities by their issuers, due to generally falling interest rates or otherwise, could result in the Fund's not realizing the benefits of (i) price appreciation in the securities above the call prices and/or (ii) stable income in the event of declining yields for preferred and debt securities. In addition, there can be no assurance that there will be sufficient liquidity of preferred securities to enable the Fund to buy or sell preferred securities at prices that the Adviser believes to be suitable.

HEDGING STRATEGY RISK. Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere, i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, options thereon ("swaptions"), and credit derivatives such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities "against the box." The Fund intends to company with regulations of the Commission involving "covering" or segregating assets in connection with the Fund's use of options and futures contracts.

CREDIT RISK. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund's portfolio, the value of those obligations could decline, which could jeopardize the rating agencies' ratings of Fund Preferred Shares. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because the primary source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund's ability to pay dividends on Common Stock. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations or the value of credit derivatives if the Fund has sold credit protection.

ILLIQUIDITY. Preferred and debt securities may be substantially less liquid than many other securities such as common stocks or Government Securities. At any particular time, a preferred or debt security may not be actively traded in the secondary market, even though it may be listed on the New York Stock Exchange or other securities exchange. Many preferred and debt securities currently outstanding are listed on the New York Stock Exchange, although secondary market transactions in preferred and debt securities are frequently effected in the over-the-counter market, even in those preferred securities that are listed. The prices of illiquid securities may be more volatile than more actively traded securities and the absence of a liquid secondary market may adversely affect the ability of the Fund to buy or sell its preferred and debt securities holdings at the times and prices desired and the ability of the Fund to determine its net asset value.

LEVERAGE RISK. The Fund's use of leverage through the issuance of Fund Preferred Shares creates an opportunity for increased Common Stock net income, but also creates special risks for Common Stockholders. There is no assurance that the Fund's leveraging strategy will be successful. Risks affecting the Fund's net asset value will be magnified if and when the Fund issues Fund Preferred Shares. If the Fund's current net investment income and capital gains are not sufficient to meet dividend requirements on outstanding Fund Preferred Shares, the Fund may need to liquidate certain of its investments, thereby possibly reducing the net asset value attributable to the Common Stock. In addition, failure to meet required asset coverage requirements for Fund Preferred Shares or to satisfy certain guidelines established by the rating agencies may result in mandatory partial or full redemption of Fund Preferred Shares, which would reduce or eliminate the Fund's leverage and could also adversely affect distributions to holders of Common Stock. Such redemptions may also cause the Fund to incur additional transaction costs, including costs associated with the sale of portfolio securities.

Leverage creates two additional major types of risks for Common Stockholders:

- The likelihood of greater volatility of net asset value and market price of Common Stock because changes in the value of the Fund's portfolio are borne entirely by the Common Stockholders; and

- The possibility either that Common Stock income will fall if the dividend rate on the Fund Preferred Shares or the interest rate on any borrowings rises, or that Common Stock income will fluctuate because the dividend rate on the Fund Preferred Shares or the interest rate on any borrowings varies.

When the Fund is utilizing leverage, the fees paid to the Adviser and other service providers will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets (which include the liquidation preference on any Fund Preferred Shares and the principal amount of any borrowings used for leverage). As a result, the Adviser has a financial incentive for the Fund to issue Fund Preferred Shares or to otherwise incur leverage, which may create a conflict of interest. See "Special Leverage Considerations" and "Description of Capital Stock."

INDUSTRY CONCENTRATION RISK. The Fund concentrates its investments in the utilities and banking industries. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. See "Investment Objectives and Policies--Concentration."

INCOME INELIGIBLE FOR DRD OR QDI. Investors should note that the portion of the Fund's income that qualifies for the DRD will vary and, at times, may not be significant. In addition, Fund dividends that derive from dividends paid by corporations out of previously taxed corporate income will be distributed tax-free to shareholders, although Fund dividends that derive from debt securities and "hybrid" or taxable preferred securities are not excludable from taxable income. The Fund intends to take tax benefits to shareholders into account when determining to what extent to invest in debt securities and different types of preferred securities. See "taxation."

PREFERRED SECURITIES RISK. In addition to credit risk, investment in preferred securities carries certain risks including:

- Deferral Risk--Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions, to skip (in the case of "noncumulative" preferreds) or defer (in the case of "cumulative preferreds") dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income.

- Redemption Risk--Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

- Limited Voting Rights--Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

- Subordination--Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

- Liquidity--Preferred securities may be substantially less liquid than may other securities, such as U.S. government securities, corporate debt, or common stocks.

- DEBT SECURITIES RISK. In addition to credit risk, investment in debt securities carries certain risks including:

- Redemption Risk--Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

- Limited Voting Rights--Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

- Liquidity--Debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

- CREDIT DERIVATIVES RISK. In addition to credit risk, investment in credit derivatives carries certain risks including:

- Counterparty Risk--Credit derivatives are contracts between a buyer and a seller (the counterparties) of credit protection. While credit derivatives are collateralized, there is risk that a counterparty will fail to make payments due under the terms of the contract at a time when there is insufficient collateral to compensate the Fund for the full value of the contact.

- No Voting Rights--Credit derivatives do not provide any voting rights, although the delivery of an underlying reference obligation may provide such rights.

- Liquidity--Credit derivatives may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stocks.

UNRATED SECURITIES. The Fund may invest in unrated securities that the Adviser determines to be of comparable quality to the rated securities in which the Fund may invest. Dealers may not maintain daily markets in unrated securities and retail secondary markets for many of them may not exist. As a result, the Fund's ability to sell these securities when the Adviser deems it to be appropriate may be diminished.

LOWER-QUALITY PREFERRED AND DEBT SECURITIES. The Fund is permitted to invest up to 20% of its total assets in securities rated at the time of purchase below either "Baa3" by Moody's or "BBB-" by S&P or deemed to be of comparable quality at the time of purchase, but at least equal to either "Ba3" or "BB-" by such rating agencies, respectively. Preferred and debt securities rated "Ba" by Moody's are judged to have speculative elements; their future cannot be considered as well assured and earnings and asset protection may be very moderate. Preferred and debt securities rated "BB" by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative issues, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. See Appendix A to this prospectus for a general description of Moody's and S&P's ratings of preferred and debt securities.

The Fund may have difficulty disposing of certain preferred and debt securities because the trading market for such lower-quality securities may be thinner than the market for preferred and debt securities generally. To the extent a secondary trading market for lower-quality preferred and debt securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. The market behavior of preferred and debt securities in lower rating categories is often more volatile than that of higher quality securities.

LOWER-RATED SECURITIES RISK. The Fund may invest up to 20% of its total assets in its holdings of securities rated below investment grade at the time of purchase or judged to be comparable in quality at the time of purchase. Lower-rated preferred or debt securities, or equivalent unrated securities, which are commonly known as "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal, dividends and interest on those securities.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

ANTI-TAKEOVER PROVISIONS. The Fund's Articles of Incorporation and Bylaws include provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund's Board of Directors. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See "Certain Provisions of the Articles of Incorporation."

MARKET DISRUPTION. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Stock.

CONVERSION RISK. Under the Fund's Bylaws, if at any time after the third year following the offering made hereby, shares of the Common Stock publicly trade for a substantial period of time at a significant discount from the Fund's then current net asset value per share, the Board of Directors of the Fund is obligated to consider taking various actions designed to reduce or eliminate the discount, including recommending to shareholders amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company, which would result in the redemption of Fund Preferred Shares then outstanding and the potential subsequent sale of Fund assets during unfavorable market conditions. In addition, the Board may consider taking actions designed to eliminate the discount whenever it deems it to be appropriate.

NO PRIOR HISTORY. The Fund is a newly organized, closed-end investment company with no previous operating history.

MARKET DISCOUNT RISK. As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from net asset value, especially shortly after the completion of the initial public offering. The Common Stock is designed for long-term investors and should not be treated as a trading vehicle. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the fund's net asset value will decrease. The Fund cannot predict whether the Common Stock will trade at, above or below net asset value. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time after the initial public offering. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance and the possible advantages associated with the leveraging of the Common Stock. Net asset value will be reduced immediately following the initial offering by a sales load and organizational and selling expenses paid by the Fund and immediately following any offering of Fund Preferred Shares by the costs of that offering paid by the Fund. The Common Stock is not redeemable.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates.

DEFLATION RISK. Deflation risk is the risk that the Fund's dividends may be reduced in the future as deflation reduces interest rates in general, resulting in higher-yielding assets owned by the Fund being redeemed by their issuers.

TAX RISK. Future changes in tax law or regulation could adversely affect the Fund and its portfolio holdings, including their valuation, which could negatively impact the Fund's shareholders and distributions they receive from the Fund. Tax changes can be given retroactive effect.

FOREIGN SECURITY RISK. The prices of foreign securities may be affected by factors not present in U. S. markets. The value of the Fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries. Foreign securities are also subject to the risks of nationalization, expropriation or confiscatory taxation, currency blockage and adverse political changes or diplomatic developments.

Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Many foreign securities may be less liquid and more volatile than U.S. securities.

                         SPECIAL LEVERAGE CONSIDERATIONS

EFFECTS OF LEVERAGE

Subject to market conditions and the Fund's receipt of an "___" and "___" credit ratings by rating agencies on the Fund Preferred Shares, within three months after the completion of the offering of the Common Stock the Fund intends to offer Fund Preferred Shares representing up to approximately __% of the Fund's capital immediately after their issuance. The issuance of Fund Preferred Shares is intended to occur as soon as practicable after the proceeds of this offering are invested. No assurance can be given that Fund Preferred Shares representing that percentage of the Fund's capital will in fact be issued and, if issued, will remain outstanding for any specific period of time. The issuance of Fund Preferred Shares would result in the financial leveraging of the Common Stock.

Although the terms of the Fund Preferred Shares and the timing and other terms of its offering will be determined by the Fund's Board of Directors, the Fund anticipates that, while the Fund will pay dividends on the Fund Preferred Shares outstanding that typically reflect shorter-term rates (which would generally be redetermined at relatively short intervals), the net return on the Fund's portfolio, including proceeds of the Fund Preferred Shares offering, will for the applicable comparison period exceed the dividends paid on the Fund Preferred Shares. So long as the Fund, during the applicable comparison period, is able to invest the proceeds of the Fund Preferred Shares offering in securities that provide, on average, a higher net return than the rate of return based on the then current dividends paid on the Fund Preferred Shares outstanding after taking into account the expenses of the Fund Preferred Shares offering and the Fund's operating expenses, the effect of leverage will be to cause Common Stock shareholders to realize a higher current rate of return than if the Fund were not leveraged. The leverage would also have the effect of increasing the net asset value of the Common Stock to a greater extent than if the Fund were not leveraged in the event the net asset value per share of the Fund's investment portfolio increased.

Based on current and historical relationships between short-term, intermediate-term and long-term yields, during the relatively short period after the Fund Preferred Shares have been issued but before the proceeds of that offering have been fully invested in accordance with the Fund's investment objectives and policies, the Fund will probably not be able to earn a sufficiently high return on its investments to permit leverage to be of benefit to Common Stock shareholders. However, before authorizing the issuance of the Fund Preferred Shares, the Board of Directors of the Fund will consider the length of time expected to be necessary to invest the proceeds of the Fund Preferred Shares offering in an effort to maximize the benefits of leverage to Common Stockholders.

Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Stock. These include the possibility of higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Stock to realize a higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's

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portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not so leveraged.

Any increases in the Fund's assets, whether attributable to net capital appreciation, the reinvestment of dividends or the issuance of additional shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan, will result in a decrease in the percentage of the Fund's capitalization represented by Fund Preferred Shares outstanding, thereby reducing the effects of leverage. Since any decline in the net asset value of the Fund's investments would be borne entirely by holders of Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock. In an extreme case, if the Fund's current investment income were not sufficient to meet dividend requirements on the Fund Preferred Shares outstanding, the Fund may be required to liquidate certain of its investments and use the proceeds to meet such requirements, thereby possibly reducing the net asset value attributable to the Common Stock. For that reason, no assurance can be given that the issuance of Fund Preferred Shares will result in a higher return to Common Stock shareholders.

A flattening of the yield curve would reduce the current advantage of longer-term interest rates over the short-term interest rates and could affect the Fund adversely. In such a case, the cost to the Fund of the dividends paid on the Fund Preferred Shares outstanding, which would generally reflect shorter-term interest rates, could rise relative to the Fund's dividend income. Under the typical adjustment formula, the dividend rates on adjustable rate preferred stocks would reflect only the change in longer-term Treasury Bond yields as the current yield curve flattened, which could impact negatively the prices of such adjustable rate preferred stocks as well. Should the yield curve become inverted, resulting in the discount yield on 3-month Treasury Bills exceeding the yields on 10- and 20-year Treasury securities, the dividend rates of adjustable rate preferred stocks would then generally be determined by the yields on such shorter-term Treasury Bills for as long as this inverted yield curve continued to exist. In the case of fixed rate preferred stocks, a flattening or inversion of the yield curve would not affect the Fund's dividend income but could negatively impact the value of such stocks.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Stock and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund's ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Stock.

The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by a rating agency or another rating agency would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the ratings from rating agencies on the Fund Preferred Shares (expected to be "___" or "___"), the Fund will not issue the Fund Preferred Shares.

Assuming that the Fund Preferred Shares will represent approximately __% of the Fund's capital and pay dividends at an annual average rate of _%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed ____% in order to cover such dividend payments and other expenses specifically related to the Fund Preferred Shares. Of course, these numbers are merely estimates, used for illustration. Actual Fund Preferred Share dividend rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the Commission. It is designed to illustrate the effect of leverage on Common Stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of Fund Preferred Shares representing approximately __% of the Fund's total capital and the Fund's currently projected annual Fund Preferred Share dividend rate of _%.

Assumed Portfolio Total Return (Net of Expenses)                  (10)%       (5)%         0%       5%       10%
Common Stock Total Return                                        (___)%     (___)%      (___)%    ___%      ___%

Common Stock total return is composed of two elements--the Common Stock dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Fund Preferred Shares) and gains or losses on the value of the securities the Fund owns. As required by Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

During the time in which the Fund is utilizing leverage, the fees paid to the Adviser and the Servicing Agent for services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets. Only the holders of the Fund's Common Stock bear the cost of the Fund's fees and expenses.

Subject to rating agency limitations in connection with Fund Preferred Shares, the Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Until the Fund Preferred Shares are issued, the Common Stock will not be leveraged, and the special leverage considerations described above will not apply.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE

In the event of an increase in short-term rates or other changed market conditions to a point at which the Fund's leverage could adversely affect Common Stock shareholders as noted above, or in anticipation of those changes, the Fund may attempt to reduce the degree to which it is leveraged by partially or fully redeeming or otherwise purchasing Fund Preferred Shares. If market conditions subsequently warranted "releveraging" of the Fund's capital structure or to restore a higher leverage-to-equity relationship if capital gains and the issuance of shares under the Fund's dividend reinvestment plan increase common equity, the Fund might sell previously unissued shares of preferred stock or shares of preferred stock that the Fund previously issued but later repurchased.

Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after their issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price per share plus any accumulated and unpaid dividends). In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Stock unless, at the time of the declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of the dividend or distribution) is at least 200% of the liquidation value of the preferred stock outstanding. Under the Fund's proposed capital structure, assuming the sale of Fund Preferred Shares representing approximately __% of the Fund's capital immediately following the issuance of those shares of stock, the net asset value of the Fund's portfolio is expected to be approximately ____% of the liquidation value of the Fund Preferred Shares. If the Fund's assets declined to a point where the Fund no longer met the 200% asset coverage test (which would represent a ____% decline in the value of the Fund's assets from the initial asset coverage of ____%), the Fund would be restricted from making distributions to Common Stock shareholders until the 200% asset coverage requirement was again met. To the extent possible, the Fund intends to purchase or partially or fully redeem Fund Preferred Shares from time to time to maintain coverage of Fund Preferred Shares of at least 200%. As a result, holders of Fund Preferred Shares may be required to liquidate their shares before they otherwise would have and at times that they may deem to be disadvantageous.

                             INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund's outstanding voting securities, voting as a single class, and approval of the holders of a majority of the Fund's outstanding shares of preferred stock, voting as a separate class. A "majority of the Fund's outstanding voting securities" for this purpose means the lesser of (1) 67% or more of the shares of Common Stock and shares of preferred stock present at a meeting of shareholders, voting as a single class, if the holders of more than 50% of such shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding shares of Common Stock and outstanding shares of preferred stock voting as a single class. A majority of the Fund's outstanding shares of preferred stock for this purpose is determined in a similar manner, by applying the percentages in the previous sentence to outstanding shares of preferred stock. For purposes of the restrictions listed below, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund's portfolio. Under its fundamental restrictions, the Fund may not:

(1) Purchase securities (other than Government Securities) of any issuer if as a result of the purchase more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

(2) Purchase more than 10% of the voting securities of any one issuer, except that (i) this limitation is not applicable to the Fund's investments in Government Securities and (ii) up to 25% of the value of the Fund's total assets may be invested without regard to this 10% limitation.

(3) Issue senior securities (including borrowing money for other than temporary or emergency purposes) except in conformity with the limits set forth in the 1940 Act.

(4) Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options on securities, futures and options on futures, and may make short sales of securities "against the box."

(5) Underwrite any issue of securities, except to the extent that the sale of portfolio securities may be deemed to be an underwriting.

(6) Purchase, hold or deal in real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests in real estate and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.

(7) Invest in commodities, except that the Fund may enter into futures contracts, including interest rate and stock index futures, and may purchase options and write covered options on futures contracts and securities, as described in this prospectus.

(8) Lend any funds or other assets, except through purchasing debt securities, lending portfolio securities and entering into repurchase agreements and acquisition or holding of other investments consistent with the Fund's investment objectives.

(9) Invest more than 25% of its total assets in the securities of issuers in any single industry other than each of the utilities and banking industries, except that this limitation will not be applicable to the purchase of Government Securities.

(10) Make any investments for the purpose of exercising control or management of any company.

Except for the investment restrictions set forth above, the Fund's investment objectives and the Fund's policy of concentrating in the utilities and banking industries, the other policies and percentage limitations referred to in this prospectus are not fundamental policies of the Fund and, unless provided to the contrary in the Fund's Articles of Incorporation (together with any amendments or supplements thereto, including any articles supplementary, the "Articles" or "Articles of Incorporation"), may be changed by the Fund's Board of Directors without shareholder approval. In addition, (1) the Fund's investment objectives,
(2) the Fund's status as a diversified investment company (the requirements for which are embodied in investment restrictions nos. 1 and 2 above) and (3) the Fund's policy of not making any investments for the purpose of exercising control or management of any company (see investment restriction no. 10 above) may not be changed except through an amendment to the Fund's charter. Any such amendment would require the vote of 80% of the votes of the Fund's Common Stock and preferred stock entitled to be cast by stockholders, voting as a single class, and of at least 80% of the votes of the Fund's preferred stock entitled to be cast by stockholders, voting as a separate class. The Fund's policy of investing at least 80% of its total assets in preferred securities and other income-producing securities is non-fundamental and may be changed by the Board of Directors without shareholder approval, to become effective on at least 60 days' written notice to shareholders prior to any such change.

The Fund intends to apply for ratings for the Fund Preferred Shares the Fund intends to issue. In order to obtain and maintain these ratings the Fund will be required to comply with investment quality, diversification and other guidelines established by the rating agencies that will be more restrictive in many respects than the restrictions set forth above. See "Investment Objectives and Policies--Rating Agency Guidelines and Asset Coverage Requirements." The Fund does not anticipate that such guidelines would have a material adverse effect on the Common Stock shareholders or the Fund's ability to achieve its investment objectives.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                                                NUMBER OF
                                                                                                  FUNDS
                                                                                                 IN FUND
                                          TERM OF OFFICE                                         COMPLEX
                         POSITIONS(S)     AND LENGTH OF         PRINCIPAL OCCUPATION(S)        OVERSEEN BY  OTHER DIRECTORSHIPS HELD
NAME, ADDRESS, AND AGE  HELD WITH FUND     TIME SERVED           DURING PAST FIVE YEARS          DIRECTOR          BY DIRECTOR
NON-INTERESTED
DIRECTORS:

[TO COME]

INTERESTED
DIRECTORS:
DONALD F. CRUMRINE+     Director,       Since inception    Chairman of the Board and Director       4                  --
301 E. Colorado         Chairman of                        of Flaherty & Crumrine.
Boulevard               the

Suite 720               Board and
Pasadena, CA 91101      Chief Executive
Age: 55                 Officer

OFFICERS:

ROBERT M. ETTINGER      President       Since inception    President and Director of Flaherty       --                 --
301 E. Colorado                                            & Crumrine
Boulevard
Suite 720
Pasadena, CA 91101
Age:  44

PETER C. STIMES         Vice            Since inception    Vice President of Flaherty &             --                 --
301 E. Colorado         President,                         Crumrine
Boulevard               Chief
Suite 720               Financial
Pasadena, CA 91101      Officer, Chief
Age:  47                Accounting
                        Officer,
                        Treasurer and
                        Assistant
                        Secretary

BRADFORD S. STONE       Vice President  Since inception    Since May 2003, Vice President of        --                 --
392 Springfield Avenue  and Assistant                      Flaherty & Crumrine; from June
Mezzanine Suite         Treasurer                          2001 to April 2003, Director of US
Summit, NJ 07901                                           Market Strategy at Barclays
Age:  44                                                   Capital; from February 1987 to
                                                           June 2001, Vice President of
                                                           Goldman, Sachs & Company as
                                                           Director of US Interest Rate
                                                           Strategy and, previously, VP of
                                                           Interest Rate Product Sales

R. ERIC CHADWICK        Vice            Since inception    Since August 2001, Vice President        --                 --
301 E. Colorado         President,                         of Flaherty & Crumrine; from
Boulevard               Secretary and                      January 1997 through November
Suite 720               Assistant                          1998, portfolio manager of Koch
Pasadena, CA 91101      Treasurer                          Industries, Inc.
Age:  27

+ "Interested person" of the Fund as defined in the 1940 Act. Messrs. Crumrine and ______________ are each considered an "interested person" because of their affiliation with the Adviser and Servicing Agent, respectively.

Each Director who is not a director, officer or employee of the Adviser or the Servicing Agent or any of their affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each such meeting conducted by telephone conference call. In addition, all Directors are reimbursed for travel and out-of-pocket expenses associated with attending Board of Directors or committee meetings.

Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes having terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. It is anticipated that, under the Fund's Articles of Incorporation and the 1940 Act, holders of Fund Preferred Shares (when issued), voting as a single class, will elect two Directors and holders of the Common Stock and the Fund Preferred Shares (when issued), voting as a single class, will elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles, which will permit the holders of Fund Preferred Shares to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of Fund Preferred Shares would give the holders of Fund Preferred Shares a majority of the Directors when dividends are in arrears for two full years. Messrs. _______ and _______ are expected to represent the holders of Fund Preferred Shares, and the remaining Directors are subject to election by holders of the Common Stock and the Fund Preferred Shares (when issued), voting as a single class. Directors elected by holders of Common Stock and Fund Preferred Shares will be apportioned among the classes of Directors. The Fund's Articles of Incorporation limit the liability of Directors and officers of the Fund to the Fund or its shareholders for damages, and require that the Fund indemnify its Directors and officers against liabilities and expenses incurred by reason of their services to the Fund, to the fullest extent permitted by Maryland law. These provisions do not apply to liabilities or expenses incurred as a result of any Director's or officer's willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Fund, at its expense, provides liability insurance for the benefit of its Directors and officers.

Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its investment adviser, servicing agent, administrator, custodian and transfer agent. The day-to-day investment operations of the Fund are delegated to the Adviser.

The Audit Committee is comprised of all of the independent directors of the Fund (Messrs. _____, ____, and ____). The role of the Fund's Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to a Charter that was approved by the Board of Directors of the Fund on ________, 2003. As set forth in the Charter, management is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out audits of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The Fund's Nominating Committee is comprised of all of the independent directors of the Fund. The Nominating Committee is responsible for considering candidates for election to the Board of Directors in the event a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. Any such recommendations should be forwarded to the Secretary of the Fund.

OWNERSHIP OF SECURITIES

Set forth in the table below is the dollar range of equity securities owned by the Directors as of the date of this prospectus in the Fund and the aggregate dollar range of equity securities in the three registered investment companies in the Preferred Funds family.

                                                                                  AGGREGATE DOLLAR RANGE OF
                                                                                  EQUITY SECURITIES IN ALL
                                                                                    REGISTERED INVESTMENT
                                                                                    COMPANIES OVERSEEN BY
                                           DOLLAR RANGE OF EQUITY                   DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                         SECURITIES IN THE FUND*(1)              INVESTMENT COMPANIES*(1)(2)
INTERESTED DIRECTORS
Donald F. Crumrine                                  E(3)

INDEPENDENT DIRECTORS
[TO COME]

----------
* Key to Dollar Ranges:

A. None

B. $1--$10,000

C. $10,000--$50,000

D. $50,000--$100,000

E. Over $100,000

(1) This information for the other three Preferred Funds has been furnished by each Director as of _______, 2003. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

(2) Less than 1%.

(3) Mr. Crumrine may be deemed to beneficially own Fund shares held by the Adviser as a result of his ownership of shares of the Adviser.

COMPENSATION

The following table sets forth certain information regarding the estimated compensation of the Fund's Directors for the fiscal year ending ________, 2003. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund.

                               COMPENSATION TABLE

                                                                                   TOTAL COMPENSATION
                                                                                   FROM FUND AND FUND
                                               AGGREGATE COMPENSATION FROM        COMPLEX PAID TO FUND
       NAME OF PERSON AND POSITION                       THE FUND                      DIRECTORS*
Donald F. Crumrine
Director and Chairman of the Board                        $ 0                              $ 0

[ADDITIONAL DIRECTORS TO COME]

----------
* Represents the total estimated compensation to be paid to such persons for the fiscal year ending ________, 2003 by those funds which are considered part of the same "fund complex" because they have a common investment adviser.

INVESTMENT ADVISER

Flaherty & Crumrine Incorporated serves as the Fund's investment adviser pursuant to an advisory agreement between the Fund and the Adviser (the "Advisory Agreement"). The Adviser, which was organized in 1983 and has offices at 301 E. Colorado Boulevard, Pasadena, California 91101, specializes in the management of portfolios of preferred securities, including related hedging activities, for institutional investors and had aggregate assets under management as of May 31, 2003 (which do not include the net assets of the Fund) of approximately $2.6 billion. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and also serves as an investment adviser to Preferred Income Fund Incorporated, Preferred Income Opportunity Fund Incorporated and F&C/Claymore Preferred Securities Income Fund Incorporated, closed-end investment companies investing primarily in preferred securities, which as of May 31, 2003 had approximately $2.0 billion in aggregate total net assets. In managing the day-to-day investment operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stimes, Stone and Chadwick, whose backgrounds are described above. Messrs. Crumrine and Ettinger may each be deemed to control the Adviser by virtue of their ownership of the Adviser.

Subject to the supervision and direction of the Fund's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objectives and policies, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services, the Adviser is paid a fee computed and paid monthly equal to an annual rate of ____% on the first $___ million of the Fund's average weekly total managed assets, which is reduced to ____% on the next $___ million of the Fund's average weekly total managed assets and ____% on the Fund's average weekly total managed assets above $___ million. (FOR PURPOSES OF CALCULATING SUCH FEE, THE FUND'S TOTAL MANAGED ASSETS MEANS THE TOTAL ASSETS OF THE FUND (INCLUDING ANY ASSETS ATTRIBUTABLE TO ANY FUND PREFERRED SHARES THAT MAY BE OUTSTANDING OR OTHERWISE ATTRIBUTABLE TO THE USE OF LEVERAGE) MINUS THE SUM OF ACCRUED LIABILITIES (OTHER THAN DEBT, IF ANY, REPRESENTING FINANCIAL LEVERAGE). FOR PURPOSES OF DETERMINING TOTAL MANAGED ASSETS, THE LIQUIDATION PREFERENCE OF THE FUND PREFERRED SHARES IS NOT TREATED AS A LIABILITY.)

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement ("disabling conduct"). The Advisory Agreement also provides that the Fund will indemnify the Adviser for any loss, claim, damage, liability or expense not resulting from disabling conduct on the part of the Adviser.

CODE OF ETHICS

The Fund and the Adviser have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) certain Covered Persons may not invest in initial public offerings without prior approval; and (4) all Covered Persons must report their personal securities transactions no less frequently than quarterly.

The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

SERVICING AGENT

Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's Servicing Agent. In this capacity, it acts as shareholder servicing agent to the Fund. Pursuant to a shareholder servicing agreement (the "Servicing Agreement"), the Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders to assure compliance with applicable laws, rules and regulations; assisting in the dissemination of the Fund's net asset value, market price and discount; maintaining ongoing contact with brokers whose clients hold or may have an interest in acquiring Fund shares; replying to information requests from shareholders or prospective investors; and aiding in secondary market support for the Fund through regular communications with the Fund's New York Stock Exchange specialist and the closed-end fund analyst community. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of ____% on the first $___ million of the Fund's average weekly total managed assets, ____% on the next $___ million of the Fund's average weekly total managed assets and ____% on the Fund's average weekly total managed assets above $___ million. Total managed assets are computed in the same manner as described above for the Adviser's fee. The Servicing Agent, a registered broker-dealer, acts as shareholder servicing agent to the Fund. The Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders; maintaining contact with brokers whose clients hold or may be interested in acquiring Fund shares; replying to information requests from shareholders or potential investors; aiding in secondary market support through regular communications with the Fund's New York Stock Exchange specialist and the closed-end fund analyst community; and other services.

ADMINISTRATOR AND TRANSFER AGENT

PFPC, Inc. (the "Administrator") serves as the Fund's administrator. In its capacity as such, the Administrator calculates the net asset value of the Common Stock and generally assists in all aspects of the administration and operation of the Fund. Pursuant to an administration agreement between the Fund and the Administrator (the "Administration Agreement"), as compensation for the Administrator's services the Fund pays the Administrator a monthly fee at an annual rate of ____% on the first $200 million of the Fund's average weekly total managed assets, ____% on the next $300 million of the Fund's average weekly total managed assets and ____% on the Fund's average weekly total managed assets above $500 million. (For purposes of calculating such fee, the Fund's total managed assets means the total assets of the Fund (including any assets attributable to any Fund Preferred Shares that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). For purposes of determining total managed assets, the liquidation preference of the Fund Preferred Shares is not treated as a liability.) The Administrator also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar. As compensation for the Administrator's services as such, the Fund pays the Administrator a fee computed and paid monthly at an annual rate of ____% on the first $150 million of the Fund's average weekly net assets attributable to the Common Stock, ____% on the next $350 million of the Fund's average weekly net assets attributable to the Common Stock and ____% on the Fund's average weekly net assets attributable to the Common Stock above $500 million (which for purposes of calculating such fee will be deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities (which liabilities include the aggregate liquidation preference of the Fund's outstanding Fund Preferred Shares) and accumulated dividends, if any, on the Fund Preferred Shares), plus certain out-of-pocket expenses.

DURATION AND TERMINATION; NON-EXCLUSIVE SERVICES

The Advisory Agreement is effective on the date the Fund's registration statement is declared effective by the SEC and will, unless earlier terminated as described below, remain in effect for two years and from year to year thereafter if approved annually (1) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement terminates on its assignment by any party and may be terminated without penalty on 60 days' written notice at the option of any party or by vote of the shareholders of the Fund. Each of the Administration Agreement and the Servicing Agreement is effective on the date the Fund's registration statement is declared effective and will terminate unless approved annually by the Board of Directors of the Fund. Each of the Administration Agreement and the Servicing Agreement is terminable upon 30 days' notice by the Fund and 60 day's notice by the other party to the agreement.

The services of the Adviser, the Administrator and the Servicing Agent are not deemed to be exclusive, and nothing in the relevant service agreements prevents either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

ESTIMATED EXPENSES

The Adviser, the Administrator and the Servicing Agent are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser and the Servicing Agent are each obligated to pay the fees of any Director of the Fund who is affiliated with it, except that the Fund will bear travel expenses or an appropriate portion thereof of directors, officers or employees of the Adviser and the Servicing Agent to the extent such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, advisory, servicing and administration fees, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian and transfer and dividend-paying agent and registrar, expenses in connection with the Dividend Reinvestment and Cash Purchase Plan, Commission fees, fees and expenses of unaffiliated Directors, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, Directors' and officers' errors and omissions and liability insurance coverage, interest, brokerage costs and stock exchange fees, taxes, stock exchange listing fees and expenses, expenses of qualifying the Fund's shares for sale in various states, expenses in connection with auctions of Fund Preferred Shares outstanding, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. The fees and expenses incident to the offering and issuance of Common Stock and the Fund Preferred Shares issued by the Fund (which include certain marketing expenses of the underwriters, the Servicing Agent and the Adviser) will be recorded as a reduction of capital of the Fund attributable to the Common Stock.

On the basis of the anticipated size of the Fund immediately following the offering, assuming no exercise of the over-allotment option, the Adviser estimates that the Fund's annual operating expenses will be approximately $________ without taking expenses incident to the initial offering of the Fund Preferred Shares into account. No assurance can be given, in light of the Fund's investment objectives and policies, however, that actual annual operating expenses will not be substantially more or less than this estimate and, in fact, the Fund's annual expenses in the year in which the Fund offers its Fund Preferred Shares can be expected to be substantially higher than the estimate.

Costs incurred in connection with the organization of the Fund, estimated at $________, will be borne by the Adviser. Offering expenses relating to the Fund's Common Stock (other than the sales load), estimated at $________, that do not exceed $0.05 per share of Common Stock (the "Reimbursement Cap") will be payable upon completion of the Common Stock offering and will be charged to capital upon the commencement of investment operations of the Fund. Offering expenses with regard to the Fund Preferred Shares will be payable upon the completion of the offering of the Fund Preferred Shares and will be charged to capital attributable to Common Stock at such time.

PROXY VOTING POLICY

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-___-____, [(2) on the Fund's website at www.___.__ ] and (3) on the SEC's website at http://www.sec.gov.

                             PORTFOLIO TRANSACTIONS

GENERAL

The Fund's portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. In general, preferred and debt securities are traded on a net basis with dealers acting as principal for their own account. While there is no stated commission on such transactions, the price usually includes compensation for the risk and costs incurred by the dealer. When a party acts as agent, a stated commission cost will be incurred. The Adviser will consider the commission cost in determining the effective price of the security. Orders are placed directly with a principal market maker unless a better price can be obtained by using a broker. Newly issued securities are purchased directly from the issuer or the underwriter. The prices paid to underwriters of newly issued securities usually include a concession paid by the issuer to the underwriter.

Transactions on behalf of the Fund are allocated by the Adviser in its best judgment to various dealers, which may include ________ and other members of the syndicate that participate in the underwriting of the Common Stock. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. Research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular issues and industries.

Brokerage and research services furnished by brokers and dealers through which the Fund effects securities transactions may be used by the Adviser in advising other accounts and, conversely, brokerage and research services furnished to the Adviser by brokers and dealers in connection with other accounts advised by the Adviser may be used by the Adviser in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Adviser's view that the receipt and study of such services should not reduce the overall costs of its research services.

Investment decisions for the Fund are made independently from those of other accounts advised by the Adviser. If such other accounts are prepared to invest in, or desire to dispose of, securities at the same time as the Fund, however, available investments or opportunities for sales will be allocated equitably to each entity. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

The Fund's Board of Directors periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.

PORTFOLIO TURNOVER

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. The Fund anticipates that it will actively reposition its portfolio holdings both "horizontally" among issuers and obligors as well as "vertically" among a particular issuer's preferred and debt securities, or credit derivatives thereon, in pursuing its investment objectives. As a result, the techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual turnover rate will not exceed 100% under normal market conditions. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in the portfolio during the year, excluding any portfolio security (including hedging instruments), the maturity of which at the time of acquisition is one year or less. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions. The Fund will not consider turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund's policy, which may be changed by the Fund's Board of Directors, will be to distribute throughout the year, primarily in the form of regular monthly distributions, substantially all (on an annual basis) of its net investment income (that is, income other than net realized long-term and short-term capital gains) and its net realized short-term capital gains, if any, to the holders of the Common Stock. Distributions to Common Stock shareholders are expected to be declared within approximately 45 days, and paid approximately 60-90 days, after the completion of the offering of shares of Common Stock. Expenses of the Fund are accrued each day. The Fund will determine whether to distribute annually its net realized long-term capital gains, if any, to Common Stock shareholders and holders of Fund Preferred Shares outstanding. For a discussion of the consequences of this determination to shareholders, see "Taxation--Taxation of the Fund and its Investments."

After the issuance of Fund Preferred Shares, the dividends and capital gain distributions to Common Stock shareholders will consist of the Fund's net investment income and net realized short-term capital gains, if any, and, to the extent distributed by the Fund, net realized long-term capital gains, remaining after the payment of accumulated dividends on the Fund Preferred Shares outstanding and then due. While any Fund Preferred Shares are outstanding, the Fund may not declare or pay any cash dividend or other distribution on the Common Stock unless at the time of the declaration (1) all accumulated dividends on the Fund Preferred Shares outstanding have been paid and (2) the Fund's net asset value (determined after deducting the amount of that dividend or other distribution on the Common Stock) is at least 200% of the liquidation value of the outstanding Fund Preferred Shares (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon). This limitation on the Fund's ability to make distributions on the Common Stock could, under certain circumstances, impair the Fund's ability to maintain its qualification for Federal income tax purposes as a regulated investment company or to avoid the imposition of a 4% excise tax on certain undistributed income. See "Taxation."

If for any full taxable year, the Fund's total payments to its shareholders attributable to the taxable year exceed net investment income and net realized capital gains due to its intent to make regular monthly dividend payments, the excess payments generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event that the Fund pays to its shareholders amounts in excess of its net investment income and net realized capital gains, such payments may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio. The Fund's Board of Directors intends to monitor the amount of dividends paid in order to seek to avoid such excess payments.

                                 NET ASSET VALUE

The net asset value of the Fund's Common Stock is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m., New York time, on the last day on which the New York Stock Exchange is open for trading of each week and month and at such other times as the Board shall determine. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Fund Preferred Shares and (iii) accumulated and unpaid dividends on the outstanding Fund Preferred Shares.

Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation, except as described hereafter. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price on the day of valuation or, if there is no official closing price, at the last sale price. In the absence of sales of listed securities and with respect to (a) securities for which the most recent sale prices are not deemed to represent fair market value and (b) unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments in over-the-counter derivative instruments, such as interest rate swaps, options thereon ("swaptions"), and credit derivatives are valued at the prices obtained from the broker/dealer or bank that is the counterparty to such instrument, subject to comparison of such valuation with a valuation obtained from a broker/dealer or bank that is not a counterparty to the particular derivative instrument. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost. Investments in money market funds are valued at their net asset value.

                          DESCRIPTION OF CAPITAL STOCK

COMMON STOCK

The Fund is authorized to issue up to 250,000,000 shares of capital stock, of which 240,000,000 are classified as Common Stock, par value $.01 per share. The Board of Directors is authorized to amend the Articles to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue. All shares of Common Stock have equal non-cumulative voting rights and equal rights with respect to dividends and distribution of assets upon liquidation. Shares of Common Stock are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights. So long as any Fund Preferred Shares are outstanding, the Fund is not permitted to declare dividends or make any distributions with respect to or purchase its Common Stock unless, at the time of such declaration, distribution or purchase, as applicable (and after giving effect thereto), all accumulated dividends on Fund Preferred Shares outstanding have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to the Fund Preferred Shares would be at least 200% after giving effect to the dividend, distribution or purchase. See "Description of Capital Stock--Preferred Stock" below.

PREFERRED STOCK

The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of preferred stock having a par value of $.01 per share in one or more series, with rights as determined by the Board of Directors, without the approval of the Common Stock shareholders. Common Stock shareholders have no preemptive right to purchase any shares of preferred stock that might be issued by the Fund.

LIMITED ISSUANCE OF FUND PREFERRED SHARES. Under the 1940 Act, the Fund could issue Fund Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total assets less liabilities other than borrowings, measured immediately after issuance of the Fund Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless the liquidation value of the Fund Preferred Shares is less than one-half of the value of the Fund's total assets less liabilities other than borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Stock and Fund Preferred Shares discussed in this prospectus, the liquidation value of the Fund Preferred Shares is expected to be approximately __% of the value of the Fund's total assets less liabilities other than borrowings. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep that fraction below one-half.

DISTRIBUTION PREFERENCE. The Fund Preferred Shares will have complete priority over the Common Stock.

LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Fund Preferred Shares outstanding will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or statutory share exchange of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund for the purposes of determining liquidation rights.

VOTING RIGHTS. Fund Preferred Shares are required to be voting shares and to have equal voting rights with Common Stock. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Fund Preferred Shares will vote together with holders of Common Stock as a single class.

Holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by holders of Common Stock and holders of Fund Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Fund Preferred Shares, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.

A majority of the votes entitled to be cast by the holders of Fund Preferred Shares outstanding, voting as a separate class, will be required to amend the Fund's Articles of Incorporation so as to affect adversely any contract right of the Fund Preferred Shares set forth in the Fund's Articles of Incorporation in any material respect or issue any shares of preferred stock ranking prior to or on a parity with the Fund Preferred Shares as to dividends or upon liquidation (other than previously authorized shares, including shares purchased or redeemed by the Fund). Unless a higher percentage is provided for under "Certain Provisions of the Articles of Incorporation," the affirmative vote of a majority of the votes entitled to be cast by holders of Fund Preferred Shares outstanding, voting as a separate class, will be required to approve any plan of reorganization adversely affecting the shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objectives or changes in certain restrictions described above under "Investment Objectives and Policies" and "Investment Restrictions." The class vote of holders of Fund Preferred Shares outstanding described above will in each case be in addition to a separate vote of the requisite percentage of the votes entitled to be cast by holders of shares of Common Stock and outstanding Fund Preferred Shares, voting as a single class, necessary to authorize the action in question. The voting provisions with respect to Fund Preferred Shares described in this prospectus will not apply if at, or prior to, the time at which the act with respect to which the vote would otherwise be required is effected, all outstanding Fund Preferred Shares have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemptions.

REDEMPTION, PURCHASE AND SALE OF FUND PREFERRED SHARES. The terms of the Fund Preferred Shares may provide than they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Fund Preferred Shares and resell any shares so tendered. Any redemption of purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Stock, while any resale of shares by the Fund will increase such leverage. See "Use of Leverage."

The discussion above describes the Board of Directors' present intention with respect to a possible offering of Fund Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Fund Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles of Incorporation. The Board of Directors, without the approval of the Common Stock shareholders, may authorize an offering of preferred stock or may determine not to authorize such an offering.

PRINCIPAL SHAREHOLDER

As of the date of this prospectus, the Adviser was the record and beneficial owner of all of the outstanding shares of Common Stock and thus was deemed in "control" of the Fund as "control" is defined in the 1940 Act. These shares were issued in respect of the Adviser's contribution of the Fund's initial capital. The Adviser has undertaken that these shares were purchased for investment purposes only and that they will be sold only pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or an applicable exemption from the registration requirements of the Securities Act.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose shares of Common Stock are registered in his or her own name will have all distributions reinvested automatically by the Administrator as agent under the Plan in additional shares of Common Stock, unless the shareholder elects to receive distributions in cash.

Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will also be reinvested automatically by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash (but only in the latter case if the service is provided by the broker or nominee). A shareholder who holds shares of Common Stock registered in the name of a broker or other nominee may not be able to transfer the shares to another broker or nominee and continue to participate in the Plan. Investors who own shares of Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then-current market value. Otherwise, the Administrator will buy shares of the Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares of Common Stock that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If the Administrator commences purchases in the open market and the then-current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, the Administrator will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then-current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to the Administrator's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then-current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

A shareholder whose Common Stock is registered in his or her own name and who participates in the Plan may terminate participation in the Plan at any time by notifying the Administrator in writing, by completing the form on the back of the Plan account statement and forwarding it to the Administrator or by calling the Administrator directly. A termination will be effective immediately if notice is received by the Administrator not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, the Administrator will either (a) issue certificates for the whole shares credited to shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from the Administrator at 1-800-331-1710.

                                    TAXATION

The following general discussion summarizes certain material U.S. Federal income tax considerations affecting the Fund and its shareholders. This discussion does not address state, local, or non-U.S. taxes. It is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Prospective shareholders should therefore consult their own tax advisors prior to purchasing shares of Common Stock.

This discussion only deals with persons who will hold Common Stock as a capital asset within the meaning of Section 1221 of the Code. It does not address the U.S. Federal income tax consequences that may be relevant to a particular holder subject to special treatment under certain U.S. Federal income tax laws (for example, nonresident aliens, foreign corporations and persons subject to the alternative minimum tax provisions of the Code). Also, this discussion is not intended to be applicable to all categories of investors, some of which, such as dealers in securities of foreign currency, banks, trusts, insurance companies, tax-exempt organizations (employment, charitable or other), pension plans, persons that have a functional currency other than the U.S. dollar and investors in pass-through entities, may be subject to special rules.

This discussion is based on the Code, the final, temporary and proposed Treasury regulations promulgated thereunder, administrative pronouncements and judicial decisions, all as in effect on the date of this prospectus and all of which are subject to change, possibly with retroactive effect. We have not requested, and will not request, a ruling from the U.S. Internal Revenue Service, or the "IRS," with respect to any of the U.S. Federal income tax consequences described below. There can be no assurance that the IRS will not disagree with or challenge any of the conclusions set fort herein.

TAXATION OF THE FUND AND ITS INVESTMENTS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. To so qualify, the Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or foreign currencies and (2) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, Government Securities, securities of other regulated investment companies and other securities, with such other securities limited, with respect to any one issuer, to an amount no greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and
(b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than Government Securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. In order to meet these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described under "Investment Objectives and Policies--Investment Techniques."

As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its net investment income (I.E., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of the sum of its net investment income for that year, the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year and certain undistributed amounts from previous years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, at any time when Fund Preferred Shares are outstanding, the Fund does not meet the 1940 Act Asset Coverage Requirement or the Eligible Asset Coverage Amount requirement, the Fund will be required to suspend dividends and distributions to holders of Common Stock until such coverage is restored. See "Description of Capital Stock." A suspension of dividends and distributions might prevent the Fund from (1) satisfying the 90% distribution requirement described above, thereby causing the Fund to fail to qualify to be taxed as a regulated investment company, or (2) making sufficient distributions to avoid the 4% excise tax described above. Upon any failure to meet the Eligible Asset Coverage Amount requirement or the 1940 Act Asset Coverage Requirement, the Fund will be required to redeem Fund Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify to be taxed as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the DRD), even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

FOREIGN INVESTMENTS. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

TAXATION OF THE FUND'S UNITED STATES SHAREHOLDERS

DIVIDENDS AND DISTRIBUTIONS. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each such shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund to such shareholders during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Fund also currently intends to distribute any of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, the Board of Directors of the Fund may in the future determine to instead retain any such excess for investment. If the Fund retains for investment an amount in excess of its net long-term capital gains less its net short-term capital losses and capital loss carryovers, it will be subject to a U.S. Federal corporate income tax (currently at a rate of 35%) on the amount retained. In that event, the Fund expects to designate such retained amounts as undistributed capital gains in a written notice to its shareholders each of whom
(a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, its proportionate share of the undistributed amount,
(b) will be entitled to credit its proportionate share of the 35% tax paid by the Fund on the undistributed amount against its own U.S. Federal income tax liabilities, if any, and to claim refunds to the extent its credits exceed its liabilities, and (c) will be entitled to increase its tax basis, for U.S. Federal income tax purposes, in its shares by an amount equal to 65% of the amount of undistributed capital gains included in its income. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period requirements. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividends; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividends received by the Fund in that taxable year if such qualified dividends account for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividends" means dividends received by the Fund after December 31, 2002 from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends.

Based on the Fund's expected portfolio composition, most of the Fund's regular dividends will not be eligible for the reduced rates. The Fund will send shareholders information after the end of each year setting forth the amount of dividends paid by the Fund that are eligible for the reduced rates.

A Common Stock shareholder that (1) is taxed as a corporation for U.S. Federal income tax purposes, (2) meets the applicable holding period and taxable income requirements of Section 246 of the Code, (3) is not subject to the "debt-financed portfolio stock" rules of Section 246A of the Code with respect to such shareholder's investment in the Common Stock, and (4) otherwise is entitled to the DRD under Section 243 of the Code, will be entitled to claim a deduction in an amount equal to 70% of the dividends received on shares of Common Stock which are designated by the Fund as qualifying for the DRD. The Fund expects its portfolio to consist primarily of "hybrid" or taxable preferreds. For this reason, most of the Fund's distributions will generally not qualify for the DRD.

If, for any taxable year of the Fund, the amount of distributions paid for such year exceeds its net investment income and net realized long-term and short-term gains for such year, the amount of such excess distribution will be treated as dividends up to the amount of the Fund's current and accumulated earnings and profits as calculated for U.S. Federal income tax purposes and any remaining excess distribution thereafter will, as a general rule, first be treated as a non-taxable return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and, after such basis has been reduced to zero, will constitute a capital gain to the shareholder (assuming that the shares of Common Stock are held as a capital asset). This reduction of basis would operate to increase the shareholder's capital gain (or decrease its capital loss) upon a sale, exchange or other disposition of its shares. Under current U.S. Federal income tax principles, current earnings and profits are allocated first to shares of preferred stock and any remaining current earnings and profits (after all distributions are taken into account on the preferred stock) are allocated to common stock. Thus, the Fund anticipates that it will allocate its current earnings and profits to distributions on the Fund Preferred Shares prior to an allocation of such earnings and profits to the Common Stock unless required to do otherwise by applicable law. Since the Fund anticipates that it will distribute substantially all of its net investment income and net realized long-term and short-term capital gains in each of its taxable years, the Fund does not expect to have significant amounts of accumulated earnings and profits.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholders).

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between its Common Shares and Fund Preferred Shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction will similarly be allocated between and among these classes.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or in additional shares of the Fund. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder or the amount of cash allocated to the shareholder for the purchase of shares on its behalf.

TENDER OFFERS TO PURCHASE SHARES. Under current law, a Common Stock shareholder that tenders, in response to a tender offer by the Fund, all shares of the Fund owned by such shareholder (as well as any shares considered owned by such shareholder under attribution rules contained in the Code) will realize a taxable gain or loss depending upon the amount realized and such shareholder's basis in its shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder's hands and will be long-term or short-term depending upon the shareholder's holding period for the shares. If a Common Stock shareholder tenders, in response to a tender offer by the Fund, less than all shares owned by and attributed to such shareholder (or if the Fund purchases only some of the shares tendered by such holder), the proceeds received may be treated as a taxable dividend, return of capital or capital gain depending on the Fund's earnings and profits and the shareholder's basis in the tendered shares.

SALE OR EXCHANGE OF SHARES. Upon the sale or exchange of shares of the Fund that a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

However, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly purchased shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a taxable disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts treated as undistributed capital gains) with respect to such shares. The Fund's investment in non U.S. securities may be subject to non U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but under current guidance shareholders of regulated investment companies are not excepted. The fact that loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to backup withholding, then the shareholder may be subject to a "backup withholding" tax (currently at a rate of 28%) with respect to (1) taxable dividends and capital gain distributions and (2) the proceeds of any sales or repurchases of Fund shares. An individual's taxpayer identification number is his social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's Federal income tax liability. Corporate shareholders and certain other shareholders are or may be exempt from backup withholding.

STATEMENTS AND NOTICES. Each shareholder will receive an annual statement as to the U.S. Federal income tax status of its dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders may also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. Federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.

OTHER TAXES. Dividends and distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Under new legislation applicable to taxable years ending on or before December 31, 2008, the rate of tax on long terms capital gains has been reduced. The maximum long term capital gains rate for such period is now 15%.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                  REPURCHASE OF COMMON STOCK AND TENDER OFFERS;
                           CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's shares of Common Stock will trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from net asset value, or in some cases trade at a premium. Some closed-end companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at prices close to net asset value, in an effort to reduce or mitigate any such discount. Others have converted to an open-end investment company, the shares of which are redeemable at net asset value.

If at any time after the third year following the offering made hereby, shares of the Common Stock publicly trade for a substantial period of time at a significant discount from the Fund's then current net asset value per share, the Board of Directors will consider, at its next regularly scheduled meeting and regularly thereafter (not less frequently than annually) as long as such discount persists, taking various actions designed to reduce or eliminate the discount, including recommending to shareholders amendments of the Fund's Articles of Incorporation to convert the Fund to an open-end investment company. The Board may not choose to adopt any actions with respect to the Fund's discount. Accordingly, the Fund cannot assure you that the Board will decide to take any particular action, or, if taken, that share repurchases or tender offers will cause the Fund's shares to trade at a price equal to their net asset value.

As noted above, so long as any Fund Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any shares of its Common Stock unless (1) all accumulated dividends on Fund Preferred Shares have been declared and paid and (2) at the time of the purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Stock) is at least 200% of the liquidation value of the then-outstanding Fund Preferred Shares (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon).

If the Fund converted to an open-end company, it would be required to redeem all Fund Preferred Shares then outstanding (requiring that it liquidate a portion of its investment portfolio), and the Fund's Common Stock would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action if the shares of Common Stock trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, market considerations and the effect of certain tax considerations, including maintenance of the Fund's tax status as a regulated investment company. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

Conversion of the Fund to an open-end investment company would require an amendment of the Articles. Under the Articles, such an amendment would require the affirmative vote of at least 80% of the Board of Directors and at least 80% of the votes entitled to be cast by holders of shares of Common Stock of the Fund. In addition, as long as shares of Preferred Stock (including Fund Preferred Shares) remain outstanding, the amendment would need to be approved by the affirmative vote of at least 80% of the votes entitled to be cast by any Preferred Stock (including Fund Preferred Shares) outstanding, voting as a separate class. If an amendment providing for the conversion of the Fund to an open-end investment company has been previously approved by a vote of 80% of the Continuing Directors (as defined below), only a majority of the votes entitled to be cast by holders of shares of Common Stock and Fund

Preferred Shares outstanding, voting together as a single class, would be required to approve the conversion. "Continuing Director" means any member of the Board of Directors of the Fund who (a) is not an Interested Party or an affiliate or associate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months (or since the Fund's commencement of operations, if that is less than 12 months); or (b) is a successor of a Continuing Director who is not an Interested Party or an affiliate or an associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors; or (c) is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an affiliate or associate of an Interested Party. "Interested Party" means any person, other than the Fund's investment adviser or any of its affiliates, which enters into, or proposes to enter into, a business combination with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5% of any class of the Fund's securities.

               CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

ANTI-TAKEOVER PROVISIONS

The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes. At the annual meeting of shareholders in each year thereafter, the term of one class expires and each Director elected to the class will hold office for a term of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. The Articles provide that the maximum number of Directors that may constitute the Fund's entire Board is 12. A Director may be removed from office only with cause, and then only by vote of at least 80% of the votes entitled to be cast by holders of stock entitled to elect the Director's successor. The maximum number of Directors may be increased only by an amendment to the Articles approved by 80% of the votes entitled to be cast by holders of Common Stock and any outstanding Preferred Stock, each voting as a separate class, unless approved by 80% of the Continuing Directors, in which case the approval of a majority of the votes entitled to be cast by holders of Common Stock and any outstanding Preferred Stock, voting together as a single class, will be required unless otherwise required by the Articles or unless otherwise required by law.

The Articles require the favorable vote of at least 80% of the entire Board of Directors and of at least 80% of the votes entitled to be cast by holders of Common Stock and, as long as shares of Preferred Stock remain outstanding, Preferred Stock, each voting as a separate class, to authorize the conversion of the Fund from a closed-end to an open-end investment company as defined in the 1940 Act (except under certain circumstances described above in "Repurchase of Common Stock and Tender Offers; Conversion to Open-End Fund"). The Articles of Incorporation also require the favorable vote of at least 80% of the Directors and at least 80% of the votes entitled to be cast by holders of Common Stock and any outstanding Preferred Stock, each voting as a separate class, to approve, adopt or authorize the following:

(i) merger, consolidation or share exchange of the Fund with or into any other person;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more excluding sales of securities of the Fund in connection with a public offering or private placement, issuances of securities of the Fund pursuant to a dividend reinvestment and cash purchase plan adopted by the Fund and issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause (iii) each being known individually as a "Business Combination");

(iv) any proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Fund's Articles of Incorporation to terminate its existence; and

(v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.

However, separate 80% votes of the holders of shares of Common Stock and any outstanding Preferred Stock will not be required with respect to the transactions described in (i) through (iv) above (A) if they are approved by a vote of at least 80% of the Continuing Directors, in which case (x) the affirmative vote of a majority of the votes entitled to be cast by all stockholders (including by holders of Common Stock and Preferred Stock), voting together as a single class, shall be required to approve such action if it is an action under (i) or (iv) above or an action under (iii) with respect to a matter as to which a stockholder vote is required under Maryland law, and (y) no shareholder vote is required to approve an action under (ii) above or any other under (iii) above as to which a stockholder vote is not required under Maryland law. In addition, separate 80% votes of the holders of shares of Common Stock and any outstanding Preferred Stock will not be required in the case of a Business Combination, if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the Fund and various other requirements are satisfied, in which case the affirmative vote of a majority of the votes entitled to be cast by all shareholders shall be required to approve such action if any shareholders' approval is required by law. The Fund's Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at shareholders' meetings where the Fund has not received sufficient prior notice of the matters.

The Board of Directors has determined that the voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Articles and Bylaws of the Fund on file with the Commission for the full text of these provisions.

         CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT AND REGISTRAR

PFPC Trust Company, an indirect wholly owned subsidiary of PNC Financial Services Group, located at 8800 Tinicum Boulevard, Suite 200, 3rd Floor, Philadelphia, PA 19153, acts as custodian of the Fund's investments. The Administrator, located at 4400 Computer Drive, Westborough, MA 01581, serves as the transfer agent, dividend-paying agent and registrar for the Fund's Common Stock. The Administrator also serves as agent in connection with the Dividend Reinvestment and Cash Purchase Plan for the Common Stock.

                                  UNDERWRITING

Subject to the terms and conditions of a purchase agreement dated _______, 2003, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the respective number of shares of Common Stock set forth opposite the name of such underwriter.

                                                                    NUMBER OF SHARES
UNDERWRITER                                                         OF COMMON STOCK
[MEMBERS OF SYNDICATE TO BE ADDED]                                   _______________
  Total

The purchase agreement provides that the obligations of the underwriters to purchase the shares of Common Stock included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the shares of Common Stock sold under the purchase agreement if any of the shares of Common Stock are purchased. In the purchase agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including certain liabilities arising under the Securities Act, or to contribute to payments the underwriters may be required to make for any of those liabilities.

The underwriters propose to initially offer some of the shares of Common Stock directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares of Common Stock to certain dealers at the public offering price less a concession not in excess of $____ per share. The sales load the Fund will pay of $1.125 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $____ per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

The following table shows the public offering price, sales load, estimated offering expenses and proceeds to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

                                      PER SHARE          WITHOUT OPTION       WITH OPTION
Public offering price                  $  25.00                 $                  $
Sales load                             $  1.125                 $                  $
Estimated offering expenses            $   0.05                 $                  $
Proceeds to the Fund                   $ 23.825                 $                  $

The expenses of the offering are estimated at $________ and are payable by the Fund. The Fund has agreed to pay the underwriters $____ per share of Common Stock as a partial reimbursement of expenses incurred in connection with the offering. The Adviser has agreed to pay all organizational expenses of the Fund. The Adviser has also agreed to pay those offering costs of the Fund (other than the sales load, but including the partial reimbursement of expenses described in the second preceding sentence) that exceed $0.05 per share of Common Stock.

Claymore Securities, Inc. will provide distribution assistance in connection with the sale of the common shares of the Fund. Generally, Claymore Securities, Inc. pays a fee of .10% of the offering amount to employees who assist in marketing securities. In connection with this distribution assistance, Claymore Securities, Inc. will enter into an underwriter participation agreement with the Fund. To the extent that the Fund has not otherwise paid organizational and offering expenses equal to the Reimbursement Cap, the Fund will pay up to .10% of the amount of the offering up to the Reimbursement Cap to Claymore Securities, Inc. as payment for its distribution assistance. Claymore Securities, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers and may be deemed an "underwriter" for purposes of this offering under the Securities Act of 1933, as amended, although Claymore will not purchase or resell any of the common shares in connection with the offering or be a party to the purchase agreement.

The Fund has granted the underwriters an option to purchase up to ________ additional shares of Common Stock at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Until the distribution of the shares of Common Stock is complete, Commission rules may limit underwriters and selling group members from bidding for and purchasing shares of Common Stock. However, the representatives may engage in transactions that stabilize the price of shares of Common Stock, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in shares of Common Stock in connection with the offering, i.e., if they sell more shares of Common Stock than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing shares of Common Stock in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of shares of Common Stock sold in this offering for their account may be reclaimed by the syndicate if such shares of Common Stock are repurchased by the syndicate in stabilizing or covering transactions. Purchases of shares of Common Stock to stabilize the price or to reduce a short position may cause the price of the Common Stock to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares of Common Stock. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional shares of Common Stock for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Stock to the underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's Dividend Reinvestment Plan.

The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities, and therefore can be expected to engage in portfolio transactions with the Fund.

One or more of the underwriters of shares of Common Stock may also act as an underwriter of the Fund Preferred Shares.

The Adviser (and not the Fund) has also agreed to pay a fee to ____________ quarterly at the annual rate of 0.10% of the Fund's average daily managed assets (including assets attributable to any Fund Preferred Shares that may be outstanding) during the continuance of the Investment Advisory Agreement. The maximum amount of this fee will not exceed 4.5% of the aggregate initial offering price of the Common Stock offered hereby; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering. _______ has agreed to provide certain after-market services to the Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.


                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

From time to time in its advertising and sales literature, the Fund may include historical correlations of the market in preferred stocks, as measured by the Merrill Lynch Preferred Stock Hybrid Securities Index, with the investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, the non-investment grade bond market, as measured by the Lehman Brothers High Yield Index, and the equity market, as measured by the S&P 500 Index, with such correlations calculated by the Adviser. The Merrill Lynch Preferred Stock Hybrid Securities Index is an unmanaged index consisting of investment-grade exchange-traded preferred stocks with outstanding market values of at least $50 million and with maturities of at least one year that are covered by Merrill Lynch Fixed Income Research. The Lehman Brothers Aggregate Bond Index is an unmanaged index consisting of all investment-grade, publicly-issued, fixed-rate, dollar-denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of at least $150 million. The Lehman Brothers High Yield Index is an unmanaged index covering the universe of fixed-rate non-investment-grade debt with maturities of at least one year and outstanding par values of at least $150 million and includes the debt of both U.S. and non-U.S. corporations. The S&P 500 is a capitalization-weighted index of 500 widely-held stocks designed to measure the performance of the broad domestic economy. Such correlations will be included to demonstrate the movement of the preferred stock market in relation to the equity and debt markets.

The Fund's advertising and sales literature may also include a discussion of the anticipated ratings breakdown of the various components of the Fund's portfolio under various market conditions.

ABOUT FLAHERTY & CRUMRINE INCORPORATED

The Adviser was formed in 1983 with the express intention of managing portfolios of preferred securities for institutional investors. The firm has extensive experience in managing leveraged and hedged fixed income portfolios, serving as investment adviser to three existing registered investment companies, two of which, Preferred Income Fund Incorporated (PFD) and Preferred Income Opportunity Fund Incorporated (PFO), have twelve and eleven years, respectively, of performance history.

The Adviser has developed, and, over time utilized, investment and interest rate risk management strategies designed to generate high and sustainable income to shareholders. These strategies also have proven successful in producing capital appreciation in both PFD and PFO. The Adviser intends to pursue strategies in the Fund consistent with those utilized in both PFD and PFO and separately managed institutional accounts, as well as strategies intended to take advantage of opportunities to trade among an issuer's preferred and debt securities. However, there can be no guarantee that such strategies will be successful under any particular market conditions. The Adviser has historically emphasized fundamental, independent investment analysis, particularly with regard to the evaluation of the creditworthiness of individual portfolio investments. Four of the five members of the Adviser's management team hold the Chartered Financial Analyst(R) designation.

                                  LEGAL MATTERS

The validity of the shares of Common Stock offered hereby will be passed on for the Fund by Willkie Farr & Gallagher, New York, New York. Certain legal matters
will be passed on for the Underwriters by                            . Counsel
for the Fund and the Underwriters may rely, as to certain matters of Maryland law, on Venable, Baetjer and Howard, LLP, Baltimore, Maryland.

                             REPORTS TO SHAREHOLDERS

The Fund sends unaudited semiannual and audited annual reports to the holders of its securities, including a list of investments held. The Fund also sends unaudited quarterly reports to shareholders.

                                     EXPERTS

The financial statement of the Fund included in this prospectus has been so included in reliance upon the report of KPMG LLP, independent auditors, as experts in auditing and accounting. The address of KPMG LLP is 99 High Street, Boston, MA 02110-2371.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED:

          We have audited the accompanying statement of assets and liabilities
of Flaherty & Crumrine/Claymore Total Return Fund Incorporated as of August   ,
2003. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

          We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of this financial statement provides a reasonable basis for our opinion.

          In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Flaherty &
Crumrine/Claymore Total Return Fund Incorporated as of August   , 2003, in
conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
August  , 2003

           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED
                       STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST ___, 2003

                                     ASSETS

ASSETS:

    Cash                                                                                              $
    Deferred offering expenses (Note 2)
                                                                                                      ----------
    Total Assets                                                                                      $
                                                                                                      ----------

                                   LIABILITIES
LIABILITIES:

    Accrued offering expenses (Note 2)                                                                $
                                                                                                      ----------
    Net Assets                                                                                        $
                                                                                                      ==========

NET ASSETS CONSIST OF:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares outstanding                  $        0
Common Stock, $.01 par value per share; 240,000,000 shares authorized, ____ shares issued and outstanding
                                                                                                      ----------
Additional paid-in capital
                                                                                                      ----------
Total Net Assets                                                                                      $  100,000
                                                                                                      ==========
Net Asset Value per common share ($100,000 divided by ___ shares of common stock
   outstanding)                                                                                       $
                                                                                                      ----------

----------
NOTES TO FINANCIAL STATEMENTS
(1) The Fund was incorporated as a Maryland corporation on June __, 2003, and has had no operations to date other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance of __ shares of its Common Stock to Flaherty & Crumrine Incorporated.
(2) Costs incurred in connection with the organization of the Fund, estimated at
    $   , will be borne by the Fund's investment adviser. Costs relating to the
    public offering of the Fund's shares, estimated to be approximately $     ,
    will be charged to paid-in capital.

                                   APPENDIX A

A description of Moody's and S&P's ratings follows below:

MOODY'S

PREFERRED STOCK RATINGS

"Aaa"--Preferred stocks which are rated "Aaa" are judged to be of best quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"Aa"--preferred stocks which are rated "Aa" are judged to be of high quality by all standards. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

"A"--Preferred stocks which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"Baa"--Preferred stocks which are rated "Baa" are considered as medium-grade obligations (they are neither highly protected nor poorly secured). Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

"Ba"--Preferred stocks which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes securities in this class.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification above in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

COMMERCIAL PAPER RATINGS

The rating Prime-1 (P-l) is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations, and will normally be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

S & P

PREFERRED STOCK RATINGS

AAA--This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA--A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the A category.

BB--An issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to repay preferred stock obligations, but has less near-term vulnerability to default than other speculative issues. While such issues will likely have some quality and protective characteristics, these are outweighed by major ongoing uncertainties or risk exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments.

To provide more detailed indications of preferred stock quality, the ratings of AA, A, BBB and BB may be modified by the addition of a plus (+) or a minus (-) sign to show the relative standing within the major rating categories.

CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                                 ________ SHARES
           FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED


                                  COMMON STOCK


                                   PROSPECTUS


                               ________________

                                __________, 2003

                           PART C - OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

            1.    Financial Statements

            Financial Statements included in Part A of this Registration
            Statement:

                  None.

            Financial Statements included in Part B of this Registration
            Statement:

                  None.

            2.    Exhibits

            (a)   Articles of Incorporation. (1)

            (b)   By-Laws. (1)

            (c)   Not applicable.

            (d) Specimen certificate for Common Stock, par value $.01 per share. (*)

            (e)   Not applicable.

            (f)   Not applicable.

            (g) Investment Advisory Agreement between the Fund and Flaherty & Crumrine Incorporated ("F&C"). (*)

            (h)   Form of Purchase Agreement with __________ (*)

            (i)   Not applicable.

            (j)   (1) Custodian Services Agreement between the Fund and PFPC
                         Trust Company. (*)

                  (2) Transfer Agency and Registrar Agreement between the Fund and PFPC, Inc. (*)

                  (3) Administration Agreement between the Fund and
                         PFPC, Inc. (*)

                  (4) Services Agreement between the Fund and Claymore
                         Securities, Inc. ("Claymore").(*)

            (k)   (1) Opinion and consent of Willkie Farr & Gallagher. (*)

                  (2) Opinion and consent of Venable, Baetjer and Howard. (*)

            (l)   Not applicable.

            (m)   Consent of ____________. (*)

            (n)   Not applicable.

            (o)   Not applicable.

            (p)   Not applicable.

            (q)   (1) Code of Ethics of the Fund. (*)

                  (2) Code of Ethics of F&C. (*)

                  (3) Code of Ethics of the Underwriter. (*)

----------
(*)  To be filed by subsequent amendment.
(1)  Filed herewith.

ITEM 25.    MARKETING ARRANGEMENTS

            Reference is made to the Form of Underwriting Agreement to be filed as Exhibit (h) hereto.

ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

               Securities and Exchange Commission Fees         $
               Printing and Engraving Expenses
               Legal Fees
               Accounting Expenses
               Rating Agency Fees
               Miscellaneous Expenses
                      Total                                           $

ITEM 27.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

            None.

ITEM 28.    NUMBER OF HOLDERS OF SECURITIES

            The Fund has not yet commenced operations.

ITEM 29.    INDEMNIFICATION

            Section 2-418 of the General Corporation Law of the State of Maryland and Article VIII of the Registrant's Articles of Incorporation provide for indemnification.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

            Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of its investment advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by F&C (SEC File No. 801-19384) and Claymore (SEC File No. 801-54810).

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

            Flaherty & Crumrine/Claymore Total Return Fund Incorporated c/o Flaherty & Crumrine Incorporated
            301 E. Colorado Blvd. - Suite 720
            Pasadena, CA 91101
            (Registrant's Articles of Incorporation and By Laws)

            Flaherty & Crumrine Incorporated
            301 E. Colorado Blvd. - Suite 720
            Pasadena, CA 91101
            (with respect to its services as Adviser)

            Claymore Securities, Inc.
            210 N. Hale Street
            Wheaton, IL 60187
            (with respect to its services as Servicing Agent)

ITEM 32.    MANAGEMENT SERVICES

            Not applicable.

ITEM 33.    UNDERTAKINGS

            1. Registrant undertakes to suspend offering its shares until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this registration statement, or (2) the net asset value per share increases to an amount greater than its net proceeds as stated in the prospectus.

            2.    Not applicable.

            3.    Not applicable.

            4.    Not applicable.

            5.    Registrant hereby undertakes that:

            (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by Registrant pursuant to 497(h) under the Act shall be deemed to be part of the registration statement as of the time it was declared effective.

            (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days or receipt of a written request or oral request, any Statement of Additional Information.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, State of California, on the 23rd day of June, 2003.

                                       FLAHERTY & CRUMRINE/CLAYMORE
                                       TOTAL RETURN FUND INCORPORATED

                                       By: /s/ Donald F. Crumrine
                                           ----------------------
                                           Donald F. Crumrine
                                           Chief Executive Officer

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       SIGNATURE                        TITLE                          DATE
       ---------                        -----                          ----
/s/ Donald F. Crumrine         Chief Executive Officer            June 23, 2003
----------------------
Donald F. Crumriner

/s/ Peter C. Stimes            Chief Financial Officer            June 23, 2003
-------------------
Peter C. Stimes

                                  EXHIBIT INDEX

          (2)(a)           Articles of Incorporation

          (2)(b)           By-Laws